UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to § 240.14a-12.

Education Realty Trust, Inc.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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530 Oak Court Drive, Suite 300
Memphis, Tennessee 38117
(901) 259-2500

April 9, 2009

Dear Stockholder:

I would like to extend a personal invitation for you to join us at our annual meeting of stockholders on Wednesday, May 20, 2009 at 9:00 a.m., Central Daylight Savings Time, at the corporate headquarters of Education Realty Trust, Inc. located in Memphis, Tennessee. The notice of annual meeting of stockholders and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting.

Pursuant to the “e-proxy” rules promulgated by the Securities and Exchange Commission, we are now primarily furnishing proxy materials to our stockholders over the Internet. Accordingly, on or about April 9, 2009, we will mail to our stockholders (other than those who have previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials. On the date of the mailing of the Notice of Internet Availability of Proxy Materials, all stockholders of record and beneficial owners will have the ability to access all of the proxy materials on a web site referred to in the Notice of Internet Availability of Proxy Materials. These proxy materials will be available free of charge. The e-proxy rules provide us the opportunity for cost savings on the printing and distribution of our proxy materials, and we hope that, if possible and convenient, you will avail yourself of this option.

Your vote is important.  Whether or not you expect to attend the meeting, I encourage you to vote.  Please sign and return your proxy card or give your proxy authorization via the telephone or Internet prior to the meeting. Doing so will ensure that your shares will be represented and voted at the meeting, even if you cannot attend.

Sincerely,

Paul O. Bower
Chairman of the Board of Directors,
Chief Executive Officer and President

530 Oak Court Drive, Suite 300
Memphis, Tennessee 38117
(901) 259-2500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are invited to attend the 2009 Annual Meeting of Stockholders of Education Realty Trust, Inc.

When	9:00 a.m., Central Daylight Savings Time, on May 20, 2009.

Where	Corporate Headquarters, 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117.

Items of Business
•     To elect five directors to serve until the 2010 Annual Meeting of Stockholders and until their successors have been duly elected and qualify (Proposal 1);

•     To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009 (Proposal 2);

•     To reapprove the performance goals under the Education Realty Trust, Inc. 2004 Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code (Proposal 3); and

•     To conduct such other business as may properly come before the meeting or any adjournment or postponement thereof.

Record Date	Stockholders of record as of the close of business on March 20, 2009 will be entitled to notice of and to vote at the 2009 Annual Meeting of Stockholders.

Voting by Proxy or Proxy Authorization
Education Realty Trust, Inc., on behalf of the Board of Directors, is soliciting your proxy to ensure that a quorum is present and that your shares are represented and voted at the meeting. Please see the Notice of Internet Availability of Proxy Materials for information about giving your proxy authorization over the Internet or by telephone. You may also request a paper proxy card to submit your vote by mail, if you prefer. If you later decide to vote at the meeting, information about revoking your proxy prior to the meeting is also provided. You may receive more than one set of proxy materials and proxy cards. Please promptly complete, sign and return each proxy card that you receive or give your proxy authorization over the telephone or on the Internet to ensure that each of your shares are represented and voted.

Recommendations	The Board of Directors recommends that you vote “FOR” each nominee for director; “FOR” Proposal 2; and “FOR” Proposal 3.

By Order of the Board of Directors,

Randall H. Brown
Secretary

April 9, 2009
Memphis, Tennessee

Important Notice Regarding the Availability of Proxy Materials
for the Stockholders Meeting to Be Held On May 20, 2009

This Proxy Statement and the Annual Report on Form 10-K
are available at www.edrtrust.com

TABLE OF CONTENTS FOR EDUCATION REALTY TRUST PROXY STATEMENT

530 Oak Court Drive, Suite 300
Memphis, Tennessee 38117
(901) 259-2500
_______________________________________

PROXY STATEMENT FOR THE
2009 ANNUAL MEETING OF STOCKHOLDERS
_______________________________________

This Proxy Statement is furnished by Education Realty Trust, Inc., a Maryland corporation, on behalf of the Board of Directors for use at the 2009 Annual Meeting of Stockholders, or Annual Meeting, and at any adjournment or postponement thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. When used in this Proxy Statement, the terms “EDR,” “we,” “us” or “our” refer to Education Realty Trust, Inc.

In accordance with the rules and regulations adopted by the Securities and Exchange Commission, or SEC, we are now primarily furnishing proxy materials to our stockholders over the Internet instead of mailing printed copies of those materials to each stockholder. Only stockholders of record at the close of business on March 20, 2009 will be entitled to notice of and to vote at the Annual Meeting. On or about April 9, 2009, we expect to send most of our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including this Proxy Statement and the Annual Report on Form 10-K, or Annual Report, for the 2008 fiscal year. The Notice of Internet Availability of Proxy Materials also instructs you how to access the proxy card and give your proxy authorization by telephone or over the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. If you previously elected to receive a printed or electronic copy of our proxy materials, you will continue to receive these materials by mail or e-mail, which we also expect to distribute on or about April 9, 2009. You will continue to receive paper or electronic copies of our proxy materials in the future until you elect otherwise.

INFORMATION ABOUT THE ANNUAL MEETING

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

As permitted by the rules and regulations adopted by the SEC, we are providing access to our proxy materials over the Internet. Accordingly, we are mailing a Notice of Internet Availability of Proxy Materials to stockholders containing instructions about how to access this Proxy Statement and the Annual Report and how to vote over the telephone or on the Internet. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site.

When is the Annual Meeting?

The Annual Meeting will be held at 9:00 a.m., Central Daylight Savings Time, on May 20, 2009.

Where will the Annual Meeting be held?

The Annual Meeting will be held at EDR’s corporate headquarters located at 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117.

What items will be voted on at the Annual Meeting?

There are three matters scheduled for a vote at the meeting:

1.           To elect five directors to serve until the 2010 Annual Meeting of Stockholders and until their successors have been duly elected and qualify;

2.           To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009; and

3.           To reapprove the performance goals under the Education Realty Trust, Inc. 2004 Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code.

As of the date of this Proxy Statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

What are the Board of Directors’ recommendations?

Our Board of Directors recommends that you vote:

•	“FOR” the election of each of the five nominees named herein to serve on the Board of Directors;

•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as EDR’s independent registered public accounting firm for the fiscal year ending December 31, 2009; and

•	“FOR” the reapproval of the performance goals under the Education Realty Trust, Inc. 2004 Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code.

Will EDR’s directors be in attendance at the Annual Meeting?

EDR encourages, but does not require, its directors to attend annual meetings of stockholders. However, EDR anticipates that all of its current directors will attend the Annual Meeting.

INFORMATION ABOUT VOTING

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, March 20, 2009, are entitled to receive notice of and to vote at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. As of the close of business on March 20, 2009, EDR had 28,518,966 shares of common stock outstanding.

Stockholders of Record: Shares Registered in Your Name.  If, on March 20, 2009, your shares were registered directly in your name with EDR’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.  If, on March 20, 2009, your shares were held in an account at a broker, bank or other agent, then you are the beneficial owner of shares held in “street name,” and the Notice of Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

How do I vote?

You may either vote “FOR” all the nominees to the Board of Directors or you may withhold your vote for all nominees or for any nominee you specify. For each of the other matters to be voted on, you may vote “FOR” or “AGAINST” or abstain from voting. The procedures for voting are set forth below:

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote in person at the Annual Meeting or by giving your proxy authorization over the telephone or on the Internet. In addition, you may request a proxy card from us as instructed in the Notice of Internet Availability of Proxy Materials and indicate your vote by completing, signing and dating the card where indicated and mailing the card in the postage paid envelope provided. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy or give your proxy authorization to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy or given your proxy authorization.

•	To vote in person, attend the Annual Meeting, and we will provide you with a ballot when you arrive.

•	To give your proxy authorization over the telephone or on the Internet, follow the instructions for accessing the proxy materials provided in the Notice of Internet Availability of Proxy Materials.

•
To vote using a proxy card, request a proxy card from us as instructed in the Notice of Internet Availability of Proxy Materials and then complete, sign and date the proxy card you receive and return it promptly in the postage paid envelope provided. If your signed proxy card is received by close of business on May 19, 2009, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received the Notice of Internet Availability of Proxy Materials from that organization rather than from EDR. You should follow the instructions provided by your broker, bank or other agent as to how to vote your shares. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. To do this, follow the instructions from your broker, bank or other agent included with the Notice of Internet Availability of Proxy Materials or contact your broker, bank or other agent to request a proxy form.

We provide Internet proxy authorization on-line with procedures designed to ensure the authenticity and correctness of your proxy authorization instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock which you own as of the close of business on March 20, 2009.

What if I return a proxy card but do not make specific choices?

If you request a proxy card and return the card signed and dated without marking any voting selections, your shares will be voted “FOR” the election of all five nominees for director, “FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009 and “FOR” the reapproval of the performance goals of the Education Realty Trust, Inc. 2004 Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by the Board of Directors or, if no recommendation is given, will vote your shares using his discretion.

Can I change my vote after I return my proxy card?

Yes. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy bearing a later date which is received by close of business on May 19, 2009;

•
You may send a written notice which is received by close of business on May 19, 2009 that you are revoking your proxy to 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117, Attention: Randall H. Brown, Corporate Secretary; or

•
You may attend the Annual Meeting and notify the election officials at the meeting that you wish to revoke your proxy and vote in person. However, your attendance at the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting who will separately count “FOR” and withheld votes and, with respect to proposals other than the election of the five director nominees, “AGAINST” votes, abstentions and broker non-votes.

If your shares are held by your broker or bank as your nominee, you will need to obtain a proxy form from the organization that holds your shares and follow the instructions included on that form regarding how to instruct your broker or bank to vote your shares. Please note that brokers and banks that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals but may vote their clients’ shares on “routine” proposals. Proposal 1 (election of directors), Proposal 2 (ratification of the appointment of Deloitte & Touche LLP) and Proposal 3 (reapproval of performance goals under the 2004 Incentive Plan) are each routine proposals. In the event that a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, then those shares will be treated as broker non-votes. Abstentions and broker non-votes have no effect and will not be counted towards the vote total for any proposal.

How many votes are needed to approve each proposal?

•
The affirmative vote of a plurality of all the votes cast at the Annual Meeting at which a quorum is present is necessary for the election of a director. Therefore, for the five director positions, the nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected.

•
To be approved, Proposal 2, the ratification of the appointment of Deloitte & Touche LLP as EDR’s independent registered public accounting firm for the fiscal year ending December 31, 2009, must receive more votes in favor of ratification than votes cast against. However, the Audit Committee is not bound by a vote either for or against the proposal. The Audit Committee will consider a vote against the firm by the stockholders in selecting EDR’s independent registered public accounting firm in the future.

•
To be approved, Proposal 3, the reapproval of the performance goals under the Education Realty Trust, Inc. 2004 Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code, must receive more votes in favor of reapproval than votes cast against. This plan was previously adopted by our Board of Directors and approved by our sole stockholder effective as of January 31, 2005.

How many shares must be present to constitute a quorum for the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy.  As of the close of business on March 20, 2009, the record date, there were 28,518,966 shares outstanding and entitled to vote. Thus, 14,259,484 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you vote in person at the Annual Meeting or if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee). Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chairman of the Annual Meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final results will be published in EDR’s quarterly report on Form 10-Q for the second quarter of 2009.

ADDITIONAL INFORMATION

How and when may I submit a stockholder proposal for EDR’s 2010 annual meeting of stockholders?

Our annual meeting of stockholders is generally held in May of each year. We will consider for inclusion in our proxy materials for the 2010 annual meeting of stockholders proposals that are received at our executive offices no later than December 10, 2009 and that comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and our Amended and Restated Bylaws. Stockholders must submit their proposals to our corporate headquarters located at 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117, Attention: Randall H. Brown, Corporate Secretary.

In addition, any stockholder who wishes to propose a nominee to the Board of Directors or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 11 of our Amended and Restated Bylaws, which are on file with the SEC and may be obtained from our Corporate Secretary upon request. These notice provisions require that nominations of persons for election to the Board of Directors and proposals of business to be considered by the stockholders for the 2010 annual meeting must be made in writing and submitted to our Corporate Secretary at the address above no earlier than November 10, 2009 and no later than December 10, 2009. For instructions and requirements regarding submitting proposals for the 2010 annual meeting of stockholders, see the section in this Proxy Statement entitled “Corporate Governance – Nominations by Stockholders” below.

How can I obtain EDR’s Annual Report?

Our Annual Report for the fiscal year ended December 31, 2008, as filed with the SEC, is available on our website at www.educationrealty.com. If you wish to have a copy of our Annual Report for the fiscal year ended December 31, 2008, as well as a copy of any exhibit specifically requested, we will mail these documents to you without charge. Requests should be sent to Education Realty Trust, Inc., 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117. A copy of our Annual Report has also been filed with the SEC and may be accessed from the SEC’s homepage at www.sec.gov.

The Annual Report for the fiscal year ended December 31, 2008 is not to be treated as part of the proxy solicitation materials.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to the costs of mailing the Notice of Internet Availability of Proxy Materials, posting of the proxy materials on the Internet and mailing of any requested proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

How many copies should I receive if I share an address with another stockholder?

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our proxy materials, including the Notice of Internet Availability of Proxy Materials and Annual Report, unless the affected stockholder has provided contrary instructions. This procedure provides extra convenience for stockholders and cost savings for companies.

EDR and some brokers may be householding our Annual Report and proxy materials, including the Notice of Internet Availability of Proxy Materials. A single Notice of Internet Availability of Proxy Materials and, if applicable, a single set of Annual Report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. Stockholders may revoke their consent at any time by contacting Broadridge ICS, either by calling toll-free (800) 542-1061, or by writing to Broadridge ICS, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

Upon written or oral request, EDR will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, Annual Report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability of Proxy Materials and, if applicable, Annual Report and other proxy materials, you may send a written request to 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117, Attention: Randall H. Brown, Corporate Secretary, or call (901) 259-2500. In addition, if you are receiving multiple copies of the Notice of Internet Availability of Proxy Materials and, if applicable, Annual Report and other proxy materials, you can request householding by contacting our Corporate Secretary in the same manner.

Who should I contact if I have any questions?

If you have any questions about the Annual Meeting, these proxy materials or your ownership of EDR common stock, please contact Randall H. Brown, Corporate Secretary, at 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117, or by calling (901) 259-2500.

PROPOSAL 1
ELECTION OF DIRECTORS
Introduction

At the Annual Meeting, five persons will be elected to serve on our Board of Directors, each for a one-year term or until their successors are duly elected and qualify. There are no family relationships among any of the members of our Board of Directors.

Directors are elected by a plurality of the votes cast at the Annual Meeting in the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may select.  Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

Set forth below are descriptions of the backgrounds and principal occupations of each of our directors and the period of time during which he has served as a director.

Current Director Nominees

Paul O. Bower, age 66, has served as Chairman of our Board of Directors since July 2004. He is also our Chief Executive Officer and President. Mr. Bower joined our predecessor, Allen & O’Hara, Inc., or Allen & O’Hara, in July 1969, and from 1969 to 1977, he served as Assistant General Manager of Granville Towers (University of North Carolina), General Manager of The Towers (University of Wisconsin) and Summit Hall (West Virginia University), and Regional Director and Branch Manager of Allen & O’Hara’s student housing/foodservice group. In 1977, Mr. Bower was promoted to Vice President of the student housing group of Allen & O’Hara’s management services department, and he became Senior Vice President of that department in 1979. In 1994, Mr. Bower was named Senior Vice President of Management Contract Development, and in 1997, he was named Executive Vice President of Development. In January 1998, he became Chief Executive Officer and President of Allen & O’Hara. Mr. Bower holds the Certified Property Manager designation conferred by the Institute of Real Estate Management (IREM) and is a member of the Memphis Board of Realtors and the Association of College and University Housing Officers – International. Mr. Bower also serves on the Board of Directors of Youth Villages, a local private nonprofit organization dedicated to helping emotionally and behaviorally troubled children and their families.

Monte J. Barrow, age 64, has served as a member of our Board of Directors since January 2005. From February 1982 until August 2002, Mr. Barrow served as the Chief Financial Officer and Senior Vice President of MS Carriers, Inc., a publicly-traded trucking transportation company (NASDAQ: MSCA). While serving as Chief Financial Officer of MS Carriers, Mr. Barrow was responsible for the accounting, financial, human resources and information technology departments. Mr. Barrow retired in August 2002 following the sale of MS Carriers to Swift Transportation Company, Inc. Since February 2003, Mr. Barrow has been self-employed as the owner and operator of two privately-held businesses. In March of 2008, Mr. Barrow joined City Enterprises as its Chief Financial Officer. City Enterprises is a group of companies with holdings in automobile retail sales, automobile auctions, dealer finance, personal finance and real estate. This group of businesses is privately owned.

William J. Cahill, age 63, has served as a member of our Board of Directors since January 2005. Mr. Cahill has served as the Corporate Vice President of Human Resources of FedEx Corporation (NYSE: FDX) since June 2004 until his retirement in June 2007. He served as Vice President of Human Resources of FedEx Corporation from February 1998 until June 2004. He had been with FedEx since December 1979. In his role, Mr. Cahill was responsible for executive compensation, succession planning, healthcare strategy, retirement investment, employment, legal compliance and other human resources functions at FedEx Corporation.

John L. Ford, age 63, has served as a member of our Board of Directors since January 2005. Dr. Ford is the Senior Vice President and Dean of Campus Life at Emory University where he oversees student housing and seventeen other departments. Dr. Ford was a professor of policy analysis and management and the dean of students at Cornell University from 1992 to 2000. He has held administrative, academic or research positions at the University of Exeter in England, the University of British Columbia in Canada, the Japanese Nursing Association in Japan, the Dokkyo University Medical School in Japan, Johns Hopkins University and the University of Chicago. Dr. Ford is currently a member of the Board of Trustees of the University of the South.

Wendell W. Weakley, age 54, has served as a member of our Board of Directors since May 2007. Mr. Weakley is the Chief Executive Officer and President of the University of Mississippi Foundation. Prior to joining the Foundation on July 1, 2006, he was with PricewaterhouseCoopers LLP, or PwC, from August 1976 to June 2006. Mr. Weakley was an audit partner with PwC serving public clients in the manufacturing, distribution and retail sectors in the Memphis, Dallas and Tampa offices over his career. As an audit manager, he also served a two-year international tour of duty with PwC. He has served as the Office Managing Partner for the Memphis office of PwC as well as the audit and industry leader in the Dallas/Ft. Worth market for PwC. He was also a Regional Risk Management partner for PwC. Mr. Weakley is a Certified Public Accountant.

The Board of Directors recommends a vote “FOR” each nominee named above.

CORPORATE GOVERNANCE
Director Independence

As required under the New York Stock Exchange, or the NYSE, listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent” as affirmatively determined by the Board of Directors. Consistent with the requirements of the SEC, the NYSE, our Corporate Governance Guidelines and general corporate “best practices” proposals, our Board of Directors reviews all relevant transactions or relationships between each director and EDR, senior management and our independent registered public accounting firm. During this review, the Board of Directors considers whether there are any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder) and members of EDR’s senior management or their affiliates. The Board of Directors consults with EDR’s corporate counsel to ensure that its determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent.”

As a result of this review, our Board of Directors affirmatively determined that the following four of our five current directors are “independent” within the meaning of the applicable NYSE listing standards and our Corporate Governance Guidelines:  Messrs. Barrow, Cahill, Weakley and Dr. Ford. Mr. Bower, our Chief Executive Officer and President, is not “independent” within the meaning of the NYSE listing standards.

Board and Committee Meetings; Attendance

EDR encourages, but does not require, its directors to attend annual meetings of stockholders. With the exception of Dr. Ford, all of the directors attended the 2008 annual meeting of stockholders. The Board of Directors held 10 meetings during 2008. Every member of the Board of Directors attended at least 75% of the aggregate of (1) all board meetings and (2) all committee meetings for committees on which the director served. In addition, our independent directors conduct regularly scheduled meetings without the presence of non-independent directors or management. Mr. Barrow, as lead director, serves as chairman for executive sessions of the independent directors and presides over these meetings.

Board Committees

The Board of Directors has established three permanent committees that have certain responsibilities for our governance and management. These committees are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Board of Directors has adopted charters for the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee which can be found on the Investor Relation’s page of our corporate website at www.educationrealty.com under the category “Governance Documents.” EDR will also provide a copy of these documents to any person, without charge, upon written request to Education Realty Trust, Inc., Investor Relations Manager, 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117.

The Board of Directors has determined that each member of the Audit Committee meets the independence and financial sophistication requirements of the NYSE applicable to members of the Audit Committee, as well as the Audit Committee independence standards established by the SEC. Further, the Board of Directors has determined that Mr. Weakley, the Audit Committee Chairman, is an “audit committee financial expert” as defined by the rules of the SEC. In addition, the Board of Directors has determined that each member of the Compensation Committee and the Nominating and Corporate Governance Committee satisfies the independence requirements of the NYSE.

The current membership of and information about each committee of the Board of Directors is set forth below.

Committee, Current Members and Number of Meetings Held	Committee Functions
Audit Committee Current Members: Mr. Weakley (Chairman) Mr. Barrow Mr. Cahill 8 Meetings in 2008

•      appoints our independent registered public accounting firm, oversees their work and reviews the scope of the audit to be conducted by them, as well as the results of their audit;

•      reviews the scope of our internal system of controls and appraises our financial reporting activities (including our proxy statement and annual report) and the accounting standards and principles followed;

•      reviews and discusses with management and the independent registered public accounting firm various topics and events that may have significant financial impact on our business, and it reviews and discusses with management major financial risk exposure and steps that management has taken to monitor and control such exposure;

•      reviews the adequacy and effectiveness of our internal controls, internal audit procedures and disclosure controls and procedures, as well as management’s reports thereon; and

•      reviews and approves all transactions with related persons pursuant to EDR’s Related Party Transactions Policy.

Nominating and Corporate Governance Committee Current Members: Dr. Ford (Chairman) Mr. Barrow Mr. Weakley 4 Meetings in 2008

•      identifies, screens and recommends outstanding individuals who qualify to serve as members of the Board of Directors and recommends to the Board of Directors the director nominees for election or re-election by our stockholders at each annual meeting of stockholders;

•      reviews and makes recommendations to the Board of Directors regarding our corporate governance principles, including the structure, composition and functioning of the Board of Directors and all committees thereof, oversight by the Board of Directors of management actions and reporting duties of management;

•      reviews, approves and recommends to the Board of Directors any change in independent director compensation; and

•      reviews procedures for meetings of the Board of Directors, including the appropriateness and adequacy of the information supplied to directors prior to and during Board of Directors meetings.

Compensation Committee Current Members: Mr. Cahill (Chairman) Mr. Barrow Dr. Ford 5 Meetings in 2008
•      sets compensation for our Chief Executive Officer based on an evaluation of his performance in light of goals and objectives determined by the Compensation Committee;

•     sets the compensation for our other executive officers based on the recommendations of the Chief Executive Officer;

•     reviews other compensatory and benefit plans pertaining to our executives and employees; and

•     directs our 2004 Incentive Plan.

Nominating and Corporate Governance Committee Matters

The Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility of reviewing and recommending nominees for membership on the Board of Directors. In its review, the Nominating and Corporate Governance Committee considers factors such as values and disciplines, ethical standards, age, diversity, background and skills, all in the context of an assessment of the perceived needs of the Board of Directors at that point in time. Other characteristics, including but not limited to, the director nominee’s material relationships with EDR, time availability, service on other boards of directors and their committees or any other characteristics which may prove relevant at any given time as determined by the Nominating and Corporate Governance Committee are also reviewed for purposes of determining a director nominee’s qualification.

Candidates for director nominees are evaluated by the Nominating and Corporate Governance Committee in the context of the current composition of the Board of Directors, the operating requirements of EDR and the long-term interests of EDR’s stockholders. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for NYSE purposes, which determination is based upon applicable NYSE listing standards, applicable SEC rules and regulations, our Corporate Governance Guidelines and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee also uses its network of contacts to compile a list of potential candidates but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to EDR during their respective term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair such directors’ independence. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

The Nominating and Corporate Governance Committee has evaluated and recommends each of the directors standing for election at the Annual Meeting.

Director Compensation

It is the role of the Nominating and Corporate Governance Committee, on behalf of the Board of Directors, to review, approve and recommend to the Board of Directors any changes to the compensation of independent directors. The Board of Directors and the Nominating and Corporate Governance Committee believe that director compensation should fairly compensate directors for the work required by a company of EDR’s size and scope, that the compensation should align the directors’ interests with the long-term interest of stockholders, and that the structure of the compensation should be simple, transparent and easy for stockholders to understand. The compensation of independent directors is set forth below.

Annual Cash Retainer	$24,000
Attendance Fee per meeting of Board of Directors (in person)	$2,000
Attendance Fee per meeting of Board of Directors (via teleconference)	$1,000
Attendance Fee per meeting of Committee	$1,250
Additional Fee per meeting for Chairman of Audit Committee	$1,500
Additional Fee per meeting for Chairman of the Compensation and Nominating and Corporate Governance Committees	$500
Annual Common Stock Grant	1,000 shares

We reimburse our independent directors for all reasonable expenses incurred in connection with their service on the Board of Directors. Directors who are employees of EDR or its subsidiaries do not receive compensation for their services as directors.

Compensation Committee Matters

The Compensation Committee acts on behalf of the Board of Directors to establish the compensation of executive officers of EDR and to provide oversight of EDR’s compensation philosophy. In addition, the Compensation Committee also reviews the compensatory and benefit plans available to our executive officers and employees and acts as the oversight committee with respect to the Education Realty Trust, Inc. 2004 Incentive Plan. The Compensation Committee’s primary processes for establishing and overseeing executive compensation, including the role of executive officers in determining or recommending executive compensation, can be found under the section of this Proxy Statement entitled “Compensation Discussion and Analysis – Executive Compensation Overview” below.

Nominations by Stockholders

It is the policy of the Nominating and Corporate Governance Committee to review and consider all candidates for nomination and election as directors who may be suggested by any director or executive officer of EDR. The Nominating and Corporate Governance Committee will also consider any director candidate nominated by any stockholder if the recommendation is made in accordance with the procedures set forth in our Amended and Restated Bylaws. For nominations for election to the Board of Directors or other business to be properly brought before an annual meeting by a stockholder, the stockholder must comply with the advance notice provisions and other requirements of Article II, Section 11 of our Amended and Restated Bylaws. These notice provisions require that nominations for directors must be received no more than 150 days and no less than 120 days before the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. In the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the mailing of the notice for the preceding year’s annual meeting, notice by the stockholder, to be timely, must be delivered not earlier than the close of business on the 150th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 120th day prior to the date of mailing of the notice for such annual meeting or the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by EDR. Such stockholder’s notice must set forth certain information including, but not limited to, the following:

•
as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, pursuant to Regulation 14A under the Exchange Act;

•
as to any other business that the stockholder proposes to bring before the Annual Meeting, a description in reasonable detail of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of each beneficial owner, if any, on whose behalf the proposal is made; and

•
as to the stockholder giving the notice, any proposed nominee and each beneficial owner, if any, on whose behalf the nomination or proposal is made: (i) the name and address of such stockholder, as they appear on EDR’s stock ledger, and the current name and business address, if different, of any proposed nominee and each such beneficial owner; (ii) the class, series and number of all shares of common stock or other securities of EDR, if any, which are owned by such stockholder, proposed nominee or beneficial owner, the date on which each such share of stock or other security was acquired, the investment intent of such acquisition and any short interest in any share of stock or other security of any such person; (iii) a description of whether, and the extent to which, such stockholder, proposed nominee or beneficial owner, directly or indirectly, is subject to or during the last six months has engaged in any hedging, derivative or other similar transaction or series of transactions in common stock or other securities of EDR; (iv) a description of any substantial interest, direct or indirect, of such stockholder, proposed nominee or beneficial owner in EDR; and (v) the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business, to the extent known by the stockholder giving the notice.

The foregoing description of the advance notice provisions of our Amended and Restated Bylaws is a summary and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws. Accordingly, we advise you to review our Amended and Restated Bylaws for additional stipulations relating to advance notice of director nominations and stockholder proposals.

Code of Ethics and Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics that is applicable to all members of our Board of Directors, our executive officers and our employees. We have posted these documents on the Investor Relation’s page of our corporate website at www.educationrealty.com under the category “Governance Documents.”  EDR will provide a copy of these documents to any person, without charge, upon written request to Education Realty Trust, Inc., Investor Relations Manager, 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117. Any waiver of the Code of Business Conduct and Ethics for an executive officer or director will be promptly disclosed to stockholders in any manner that is acceptable under the NYSE listing standards, including but not limited to distribution of a press release, disclosure on our web site, or disclosure on Form 8-K. We intend to satisfy our disclosure obligations under Item 5.05 of Form 8-K related to amendments or waivers of the Code of Business Conduct and Ethics by posting such information on our corporate website.

Communications with the Board of Directors

We have established procedures for stockholders or other interested parties to communicate directly with the independent and non-management members of our Board of Directors. Such parties can contact the Board of Directors by sending written correspondence by mail to Education Realty Trust, Inc. Board of Directors, 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117. All communications made by this means will be received directly by the Chairman of the Audit Committee. Employees and others who wish to contact the Board of Directors or any member of the Audit Committee to report complaints or concerns with respect to accounting, internal accounting controls or auditing matters may do so anonymously by using this address.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Shared Services Agreement

In connection with our formation transactions, which occurred on January 31, 2005, we acquired the student housing business of Allen & O’Hara, Inc., or Allen & O’Hara, a company that is wholly owned by Paul O. Bower, our Chairman, Chief Executive Officer and President, and his family. Prior to the completion of our formation transactions, Allen & O’Hara’s student housing business shared the cost of certain common services with Allen & O’Hara’s hotel properties operations which we did not acquire and which continue to be operated by Allen & O’Hara.  These services include human resources, information technology, accounting, legal, payroll, office space, office equipment and furniture and certain management personnel. We have entered into a shared services agreement with Allen & O’Hara to provide these services to Allen & O’Hara for the benefit of its hotel business in exchange for reimbursement to us of the fair value of the services performed which was $152,166 for the period ended December 31, 2008. Because Mr. Bower and his family are the sole stockholders of Allen & O’Hara, any economic benefit realized by Allen & O’Hara as a result of this agreement will also be realized by Mr. Bower.

Related Party Transactions Policy and Procedure

In March 2007, the Board of Directors adopted a written policy which provides for EDR’s policies and procedures regarding the identification, review, consideration and approval or ratification of certain transactions. Pursuant to the Related Party Transactions Policy, the Audit Committee is to review the material facts of, and either approve or disapprove of entry into, any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year; (ii) EDR is a participant; and (iii) any related party has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). For purposes of the policy, a related party is any (a) person who is or was (since the beginning of the last fiscal year for which EDR has filed an annual report and proxy statement, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of EDR’s common stock or (c) immediate family member of any of the foregoing. An immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee). No director may participate in any discussion or approval of a transaction in which he is a related party except that the director shall provide all material information concerning the transaction to the Audit Committee.

The Audit Committee has determined that certain types of transactions shall be deemed to be pre-approved, even if the aggregate amount involved will exceed $120,000. These pre-approved transactions include (i) employment of executive officers where compensation is required to be disclosed in the proxy statement or the executive officer is not an immediate family member of another executive officer or director of EDR, the related compensation would be reported in the proxy statement if the executive officer was a named executive officer and the Compensation Committee approved (or recommended that the Board of Directors approve) such compensation; (ii) director compensation which is required to be disclosed in the proxy statement; (iii) any transaction with another company at which a related party’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $1,000,000 or 2% of that company’s total annual revenues; (iv) any charitable contribution, grant or endowment made by EDR to a charitable organization, foundation or university at which a related party’s only relationship is as an employee (other than an executive officer) or a director, if the aggregate amount involved does not exceed the lesser of $1,000,000 or 2% of the charitable organization’s total annual receipts; (v) any transaction where the related party’s interest arises solely from the ownership of EDR’s common stock and all holders of EDR’s common stock received the same benefit on a pro rata basis (e.g., dividends); (vi) any transaction involving a related party where the rates or charges involved are determined by competitive bids; (vii) any transaction with a related party involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and (viii) any transaction with a related party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

If a transaction involving a related party will be ongoing, the Audit Committee may establish guidelines for EDR’s management to observe in its ongoing dealings with the related party. Thereafter, the Audit Committee, on at least an annual basis, will review and assess ongoing relationships with the related party to see that they are in compliance with the Audit Committee’s guidelines and that the transaction remains appropriate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Directors and Executive Officers

The following table sets forth information as of March 20, 2009 regarding the beneficial ownership of our common stock by each of our directors and nominees for director, each of our named executive officers and by all directors, nominees and executive officers as a group, unless otherwise indicated in the footnotes. Except as otherwise indicated below, the address of each director and executive officer listed below is c/o Education Realty Trust, Inc., 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117.

Name Of Beneficial Owner	Amount And Nature Of Beneficial Ownership (1)		Percent of Class
Paul O. Bower	896,604	(2)	3.05%
Randall H. Brown	85,088	(3)	*
Craig L. Cardwell	111,729	(4)	*
Thomas J. Hickey	68,122	(5)	*
Thomas Trubiana	26,000	(6)	*
Monte J. Barrow	9,560		*
William J. Cahill	4,008		*
John L. Ford	4,000		*
Wendell W. Weakley	2,162		*
All directors, nominee(s) and executive officers as a group (10 persons)	1,217,273	(7)	4.13%

*	Less than 1% of the outstanding common stock.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to shares. Shares of common stock issuable upon the conversion of units of limited partnership interest in Education Realty Operating Partnership, LP, or Operating Partnership, or University Towers Operating Partnership, LP, or University Towers Partnership, are deemed outstanding for computing the percentage ownership of the person, entity or group holding the securities but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, to our knowledge, all persons named in the tables have sole voting and investment power with respect to their shares of common stock except to the extent authority is shared by spouses under applicable law.

(2)
The shares shown as beneficially owned by Mr. Bower include: (i) 45,000 shares of restricted common stock that vest ratably over five years; (ii) 13,000 shares of common stock held jointly with his wife; (iii) 656,585 shares of common stock issuable upon the redemption of limited partnership units of our Operating Partnership held by Allen & O’Hara, Inc., of which Mr. Bower and his family are the sole stockholders; (iv) 142 shares of common stock issuable upon the redemption of limited partnership units of our Operating Partnership held directly by Mr. Bower; (v) 118,430 shares of common stock issuable upon the redemption of limited partnership units of University Towers Partnership held by Allen & O’Hara, Inc.; and (vi) 63,447 shares of common stock issuable upon the redemption of limited partnership units of University Towers Partnership held directly by Mr. Bower. Limited partnership units of our Operating Partnership and University Tower Partnership are immediately redeemable for cash or, at our election, an equal number of shares of our common stock. The shares exclude 30,000 profits interest units in Education Realty Limited Partner, LLC, which holds partnership interests in our Operating Partnership. Upon the occurrence of certain capital account equalization events, the profits interest units will become exchangeable for shares of our common stock.

(3)
The shares shown as beneficially owned by Mr. Brown include: (i) 40,000 shares of restricted common stock that vest ratably over five years; (ii) 1,256 shares of common stock held jointly with his wife; and (iii) 43,832 shares of common stock issuable upon the redemption of limited partnership units of our Operating Partnership. Limited partnership units of our Operating Partnership are immediately redeemable for cash or, at our election, an equal number of shares of our common stock. The shares exclude 30,000 profits interest units in Education Realty Limited Partner, LLC, which holds partnership interests in our Operating Partnership. Upon the occurrence of certain capital account equalization events, the profits interest units will become exchangeable for shares of our common stock.

(4)
The shares shown as beneficially owned by Mr. Cardwell include: (i) 35,000 shares of restricted common stock that vest ratably over five years and (ii) 44,729 shares of common stock issuable upon the redemption of limited partnership units of our Operating Partnership. Limited partnership units of our Operating Partnership are immediately redeemable for cash or, at our election, an equal number of shares of our common stock. The shares exclude 30,000 profits interest units in Education Realty Limited Partner, LLC, which holds partnership interests in the Operating Partnership. Upon the occurrence of certain capital account equalization events, the profits interest units will become exchangeable for our common stock.

(5)
The shares shown as beneficially owned by Mr. Hickey include: (i) 10,000 shares of restricted common stock that vest ratably over five years; (ii) 43,832 shares of common stock issuable upon the redemption of limited partnership units of our Operating Partnership; and (iii) 12,690 shares of common stock issuable upon the redemption of limited partnership units of University Towers Partnership. Limited partnership units of our Operating Partnership and University Tower Partnership are immediately redeemable for cash or, at our election, an equal number of shares of our common stock. The shares exclude 20,000 profits interest units in Education Realty Limited Partner, LLC, which holds partnership interests in the Operating Partnership. Upon the occurrence of certain capital account equalization events, the profits interest units will become exchangeable for shares of our common stock.

(6)
The shares shown as beneficially owned by Mr. Trubiana include 10,000 shares of restricted common stock that vest ratably over five years. The shares exclude 20,000 profits interest units in Education Realty Limited Partner, LLC, which holds partnership interests in the Operating Partnership. Upon the occurrence of certain capital account equalization events, the profits interest units will become exchangeable for our common stock.

(7)	Includes 10,000 shares of restricted common stock beneficially owned by J. Drew Koester that vest ratably over five years. Mr. Koester is an executive officer but is not a named executive officer.

Beneficial Owners of More Than 5% of Common Stock

The following table sets forth information regarding the beneficial ownership of our common stock by each person, or group of affiliated persons, who is believed by us to beneficially own 5% or more of our common stock. The percentage of class owned in the following table is based upon 28,518,966 shares of common stock outstanding as of the close of business on March 20, 2009.

Name And Address Of Beneficial Owner	Amount And Nature Of Beneficial Ownership		Percent of Class
Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, NY 10017	3,421,340	(1)	12.0%

Rutabaga Capital Management 64 Broad Street, 3rd Floor Boston, MA 02109	3,061,413	(2)	10.7%

The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355	2,097,967	(3)	7.4%

GREH LLC 2601South Bayshore Drive, Suite 800 Coconut Grove, FL 33133	2,001,942	(4)	7.0%

Barclays Global Investors, NA 400 Howard Street San Francisco, CA 94105	1,699,277	(5)	6.0%

(1)
The indicated ownership is based solely on an amendment to the Schedule 13G filed with the SEC by the beneficial owner on February 17, 2009, reporting beneficial ownership as of December 31, 2008. Cohen & Steers Capital Management, Inc. possessed sole voting power over 3,278,341 shares and sole dispositive power over 3,421,340 shares of EDR’s common stock.

(2)
The indicated ownership is based solely on the Schedule 13G filed with the SEC by the beneficial owner on February 6, 2009, reporting beneficial ownership as of December 31, 2008. Rutabaga Capital Management possessed sole voting power over 2,338,013 shares and sole dispositive power over 3,061,413 shares of EDR’s common stock.

(3)
The indicated ownership is based solely on an amendment to the Schedule 13G filed with the SEC by the beneficial owner on February 13, 2009 reporting beneficial ownership as of December 31, 2008. The Vanguard Group, Inc. possessed sole voting power over 42,192 shares and sole dispositive power over 2,097,067 shares of EDR’s common stock.

(4)
The indicated ownership is based solely on an amendment to the Schedule 13D filed with the SEC by the beneficial owners on November 24, 2008 reporting beneficial ownership as of November 21, 2008.  GREH LLC has the sole power to vote and dispose of all 2,001,942 shares.

(5)
The indicated ownership is based solely on the Schedule 13G filed with the SEC by the beneficial owner on February 5, 2009, reporting beneficial ownership as of December 31, 2008. Barclays Global Investors, NA possessed sole voting power over 1,523,782 shares and sole dispositive power over 1,699,277 shares of EDR’s common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and the holders of greater than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers and directors are required by SEC regulations to furnish us with copies of these reports. Based solely upon a review of the copies of these reports furnished to us and written representations from such executive officers, directors and stockholders with respect to the period from January 1, 2008 through December 31, 2008, we are not aware of any required Section 16(a) reports that were not filed on a timely basis except for the following:

•	A Form 4 filed on behalf of Mr. Trubiana on March 17, 2008 for a grant of common stock pursuant to his former employment agreement effective as of January 1, 2008.

Copies of Section 16(a) reports can be found on the Investor Relation’s page of our corporate website at www.educationrealty.com under the category “SEC Filings.”

EXECUTIVE OFFICERS

Set forth below is background information regarding each of our executive officers, other than Mr. Bower whose background is described above under “Election of Directors — Current Director Nominees,” and other key employees. There are no family relationships among any of our executive officers.

Executive Officers

Randall H. Brown, age 51, is the Executive Vice President, Chief Financial Officer, Treasurer and Secretary.  Mr. Brown joined EDR’s predecessor company, Allen & O’Hara, as its Chief Financial Officer, Treasurer and Secretary in June 1999. Prior to joining Allen & O’Hara, Mr. Brown served as director of corporate finance for Promus Hotel Corporation (now part of Hilton Hotels Corporation). Prior to his promotion to director of corporate finance, Mr. Brown served as manager of capital analysis and planning for Promus. Mr. Brown began his career at PriceWaterhouse and also held various financial and accounting positions at International Paper Company, Holiday Inns, Inc. and PriceWaterhouse. Mr. Brown is a Certified Public Accountant (inactive) and is a member of the American Institute of Certified Public Accountants.

Craig L. Cardwell, age 59, is Executive Vice President of Education Realty Trust, Inc. and the President of Allen & O’Hara Education Services, Inc., which provides our management services to EDR and other parties. Mr. Cardwell was the Executive Vice President and Chief Investment Officer of EDR from February 2005 until December 2006. Mr. Cardwell joined Allen & O’Hara in 1971, serving in on-site capacities from 1971-1980.  He was promoted to Regional Director of student housing in 1980 and then to Regional Director of apartments in 1984. In 1993, his responsibility expanded to Regional Director of student housing and apartments. He then served as Allen & O’Hara’s Vice President of Acquisitions from 1998-2005. Mr. Cardwell holds the Certified Property Manager Designation and is a member of the Memphis Chapter of the Institute of Real Estate Management, or IREM. Nationally, for IREM, he serves as a governing councilor, chairs the Ethics Appeal Board, chairs the Student and Academic Outreach Task Force and serves on the Industry Standards Advisory Board and the Income/Expense Analysis Advisory Board. Mr. Cardwell was also founding director of the VECA community development corporation, a corporation founded to redevelop, rehabilitate, and repopulate inner-city neighborhoods with affordable residential housing.

Thomas J. Hickey, age 62, is the Senior Vice President of Operations. Mr. Hickey joined Allen & O’Hara in 1972 and has served as Assistant General Manager at Granville Towers (University of North Carolina), General Manager at Osceola Hall (Florida State University), General Manager of Fontana Hall (University of South Florida), and Regional Director of the housing/foodservice group of the management services department. Mr. Hickey was promoted to Vice President of the apartment group in 1983, Vice President of Operations in 1984 and he assumed responsibilities relating to Vice President of Management Services in 1988. Mr. Hickey is both a current member and past president of the Memphis chapter of IREM. He also holds the Certified Property Manager designation conferred by IREM and served 14 years on the Board of The Diocese of Memphis Housing Corporation, six as its Chairperson.

J. Drew Koester, age 38, is the Vice President, Assistant Secretary and Chief Accounting Officer. Mr. Koester joined Allen & O’Hara in September 2004. From January 1999 until September 2004, Mr. Koester served as Vice President of Finance for TruGreen Companies, LLC, a division of The ServiceMaster Company. From August 1998 until January 1999, Mr. Koester was a financial analyst at The ServiceMaster Company. Mr. Koester began his career at Deloitte & Touche LLP and was a Financial Reporting Manager for Continental PET Technologies prior to joining The ServiceMaster Company. Mr. Koester is a Certified Public Accountant (inactive).

Thomas Trubiana, age 57, is the Chief Investment Officer and Senior Vice President. Mr. Trubiana served as Senior Vice President of Development of Allen & O’Hara Development Company, LLC, or AODC, our development company, from February 2005 until December 31, 2006. He served as a financial advisor to Eagle Strategies Corporation from June 2004 until joining us in February 2005. Mr. Trubiana served as President of American Campus Communities, Inc. from July 1997 until October 2003. Prior to serving as President of American Campus Communities, Mr. Trubiana served as Senior Vice President of Management Services for Cardinal/Lexford Realty Services. Mr. Trubiana began his career as a resident assistant at Allen & O’Hara in 1972 and was promoted to general manager, regional manager and finally director of development before leaving Allen & O’Hara in 1987.

Key Employees

Susan B. Arrison, age 58, is the Vice President of Human Resources. Ms. Arrison originally joined Allen & O’Hara in 1980 and served as Associate Vice President – Human Resources. In 1987, she became Vice President of Employment/Employee Relations at National Bank of Commerce, and she served in that capacity for over nine years. In January 1996, Ms. Arrison returned to Allen & O’Hara as Vice President of Human Resources. Ms. Arrison is a member of the Society of Human Resource Management.

William W. Harris, age 63, is the Senior Vice President of Development and the Senior Vice President of AODC. Mr. Harris joined Allen & O’Hara in 1982 and became its Vice President of Development in January 1986. Mr. Harris has over 35 years of experience in development, appraisal, consulting and mortgage finance. Prior to joining Allen & O’Hara, Mr. Harris served as Head of Development, Vice President of Real Estate Services for McAllister Associates, Inc. and Vice President of Gates Mortgage & Equity. Mr. Harris holds the MAI designation, the highest award granted by the Appraisal Institute, and has served as president of the Memphis Chapter of that organization. Mr. Harris is also a member of Lambda Alpha International, an honorary land economics society.

Wallace L. Wilcox, age 59, is the Senior Vice President of Construction and Engineering. Mr. Wilcox joined Allen & O’Hara in 1980 and has served in various capacities in the areas of project management, maintenance and engineering. He became Vice President of Construction and Engineering for Allen & O’Hara in May 2000. For the past 29 years, Mr. Wilcox has supervised the construction and development of student housing communities as well as hotels, office buildings and churches.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

Executive Compensation Overview

The Compensation Committee of the Board of Directors determines the compensation for our executive officers, sets corporate goals and objectives with respect to executive compensation, evaluates performance against those goals and objectives and determines the appropriate level and structure of executive compensation based upon its evaluation. At least annually, the Compensation Committee evaluates the compensation of our executive officers and determines the appropriate amounts and the constituent elements of the compensation packages provided to the executive officers consistent with our corporate goals and objectives. With respect to the compensation of our executive officers other than the Chief Executive Officer, the Compensation Committee works with the Chief Executive Officer to conduct these reviews. To this end, the Chief Executive Officer completes an evaluation of each executive officer, makes recommendations regarding the compensation of each officer and presents his evaluations and compensation recommendations to the Compensation Committee. After considering the Chief Executive Officer’s evaluations and recommendations, the Compensation Committee sets and recommends the compensation packages of the executive officers. The Compensation Committee then sets and recommends for the full Board of Directors to adopt the compensation package of the Chief Executive Officer in a meeting at which the Chief Executive Officer is not present. The compensation packages for each of our executive officers and our Chief Executive Officer are set at the Compensation Committee meeting generally held in February of each year. The Compensation Committee may not delegate its authority to approve executive compensation or equity awards, except to subcommittees comprised of Compensation Committee members.

To facilitate the fulfillment of its duties, the Compensation Committee has sole authority to retain outside advisors, including compensation consultants, to assist the Compensation Committee with executive compensation matters. Additionally, the Compensation Committee has sole authority to approve the fees and retention terms of any such advisors or consultants. However, the Compensation Committee did not utilize the services of a compensation consultant during 2008.

Objectives of Compensation Programs

Compensation Philosophy

The Compensation Committee believes that a well-designed compensation program should align the goals of the executive with the goals of EDR’s stockholders and that a significant portion of the executive’s compensation, over the long term, should be dependent upon the creation of value for stockholders. Important principles which drive our compensation program are our beliefs that executives should be held accountable for the performance of EDR through their compensation, and that, to promote individual contribution to EDR’s overall performance, compensation packages should also reflect the executive’s individual performance. Our compensation philosophy is designed to motivate executives to focus on operating results and create long-term stockholder value by:

•	establishing a compensation program that attracts, retains and motivates executives through compensation that is competitive with other publicly-traded real estate investment trusts of similar size;

•	linking a significant portion of the executives’ compensation to the achievement of EDR’s business plan by using measurements of EDR’s operating results and stockholder return; and

•	building a pay-for-performance system that encourages and rewards successful initiatives within a team environment.

Our Compensation Committee evaluates the effectiveness of its compensation program by reviewing the individual performance of the executive officers as well as the overall performance of EDR. In doing so, the Compensation Committee considers each executive’s individual goals and their attainment of such goals, as well as EDR’s business plan and its annual and long-term fiscal performance. To the extent that it believes that changes to the compensation program are warranted, the Compensation Committee will make changes as necessary with respect to long-term incentive plans and annually with respect to salaries and annual incentive bonus plans.

           Benchmarking

In setting compensation for 2008, the Compensation Committee consulted two surveys prepared by outside companies. The first survey utilized by the Compensation Committee was published by the National Association of Real Estate Investment Trusts, or NAREIT, and conducted by FPL Associates Compensation. The survey is designed to provide real estate companies, specifically real estate investment trusts and real estate operating companies, with current information regarding competitive compensation levels and trends, as well as the design, features and administration of competitive benefits programs. The report provides information on four components of compensation: base salary, total annual cash compensation, long-term incentive value and total remuneration. A total of 95 companies participated in the survey.

The second survey utilized by the Compensation Committee was the National Apartment Survey Report on Corporate/Regional Positions which was published by the National Multi Housing Council, or NMHC, and conducted by Watson Wyatt Data Services. Compensation data in the report is organized by position first on a national level and then smaller regional levels and provides information on annual salary and total compensation. A total of 101 organizations participated in the survey.

In reviewing increases in compensation for Messrs. Bower, Brown, Cardwell, Hickey and Trubiana in 2008, the Compensation Committee reviewed (i) from the NAREIT survey, the median base salary, total cash compensation, long-term incentives and total remuneration for companies in the residential sector, companies with a market capitalization of less than $1 billion and companies with less than 750 full-time employees; and (ii) from the NMHC survey, the median base salary and total cash compensation for companies with revenue of greater than $100 million, publicly traded companies and companies located in the Southeast region of the United States. The Compensation Committee then took the average of the compensation packages from both surveys and compared those averages to the current compensation of our executive officers.

The Compensation Committee also reviewed the median base salaries for companies with more than 500 employees, companies with revenues greater than $100 million, publicly traded REITs and companies with assets under $1 billion from the NMHC survey and compared these salaries to the 2007 and the proposed 2008 salaries of EDR’s executive officers.

The NAREIT and NMHC surveys do not specify which participating companies comprise the categories presented in the respective surveys. Accordingly, we are unable to provide a list of specific benchmark companies.

Elements of In-Service Compensation

The executive compensation program adopted by the Compensation Committee is structured to provide short- and long-term incentives for executive performance that promote continued improvement in EDR’s financial results and returns to stockholders. The 2008 executive compensation program is comprised of two elements: (i) base salary and (ii) annual incentive bonus. The Compensation Committee does not allocate a fixed percentage of compensation to these elements.

Base Salaries

Base salary is the fixed component of pay for our named executive officers and is paid for ongoing performance throughout the year. In order to compete for and retain talented executives who are critical to EDR’s long-term success, the Compensation Committee has determined that the base salaries of our executive officers should approximate the average of those of executives of other equity REITs that compete with EDR for employees, investors and business. When reviewing executive base salaries, the Compensation Committee also analyzes the executive officers’ performance and tenure as well as EDR’s performance relative to similar size companies within the REIT sector. Base salaries for our senior executives are set by the Compensation Committee after considering recommendations by the Chief Executive Officer and such other factors as the nature and responsibilities of each executive’s position, the executive’s experience, EDR’s achievement of corporate goals, the executive’s achievement of individual goals and competitive industry compensation. The Committee thereafter reviews the base salary of the Chief Executive Officer in a meeting at which the Chief Executive Officer is not present and sets his base salary in connection with an evaluation of his performance in light of his individual goals and objectives. Based upon the median base salaries and total compensation packages of executive officers of companies participating in the NAREIT and NMHC surveys as well as individual executive performance, the Compensation Committee approved salary increases for 2008 and set executive base salaries of $375,000, $253,000, $197,000, $168,500 and $190,000 for Messrs. Bower, Brown, Cardwell, Hickey and Trubiana, respectively.

2008 Annual Incentive Bonus Compensation

Annual incentive bonus compensation is an important element of our executive compensation program and is necessary in achieving our objectives of attracting and retaining executive talent, encouraging superior individual performance and, most importantly, attaining our corporate goals and objectives. To support collaboration within our senior leadership, executive officers may earn annual incentive bonus compensation based on their performance in relation to pre-determined corporate and individual goals/objectives. The Compensation Committee sets the annual incentive bonus compensation for our senior executives and believes that EDR’s annual incentive bonus plans for its executive officers are competitive with comparable equity REITs of similar size. As set forth in more detail below, each of the named executive officers is eligible to participate in the Incentive Compensation Plan for Executive Officers, or Incentive Plan.

The Compensation Committee believes that in order to motivate key executives to achieve annual strategic business goals related to both EDR’s overall performance and individual contributions to EDR’s performance, executives should receive annual incentive cash bonuses for their contributions in achieving these goals. Pursuant to their employment agreements, each executive officer is eligible for annual incentive cash bonuses under the Incentive Plan which represents a certain percentage of their base salary and which is referred to as the “target bonus.” Performance incentives are based on financial achievement measured at the consolidated company level and achievement of goals at the individual level, consisting of an evaluation of operating metrics and a formal evaluation of the achievements of each executive’s goals (which may include company or unit financial goals). There are two distinct components of the Incentive Plan, each worth 50% of the bonus at “target” level performance: (1) EDR’s achievement of certain quantitative goals (e.g., budgeted pre-tax net operating income) and (2) achievement of specified personal goals/objectives. The potential payouts under both components of the Incentive Plan are based on a sliding scale designed to maximize the payout for superior performance.

Company Performance Objectives.    EDR defines pre-tax net operating income as total revenues less operating expense reimbursements, student housing operations expense, corporate general and administrative expense (excluding accrued bonuses), interest expense, other non-operating expenses (excluding losses on extinguishment of debt), equity in earnings of joint ventures, minority interest and discontinued operations (excluding gains on sales of real estate from discontinued operations). Payouts under the first bonus component attributable to EDR’s budgeted pre-tax net operating income target are based on a sliding scale with payouts ranging from 50% to 150% of the targeted bonus amount for this component based on a minimum threshold achievement level of 80% of the target and a maximum achievement level of 120%. If the budgeted pre-tax net operating income target is not achieved at the threshold level, no payouts under this component will be made to the executive officers.

 The following chart sets forth the correlation of the percentage of budgeted pre-tax net operating income to the bonus range percentage:

Pre-Tax Net Operating Income

Threshold	Target	Maximum
80%	100%	120%

Bonus Range

Threshold	Target	Maximum
25%	50%	75%

For 2008, in order for a participant to receive 100% of the target opportunity under the first component of the Incentive Plan, EDR had to achieve budgeted pre-tax net operating income of $1.09 per share. For its fiscal year 2008, EDR’s actual pre-tax net operating income was $1.02 per share (based on weighted average shares and operating partnership units outstanding at period end), representing 94% of the target amount. As a result of achieving the 2008 target level pre-tax net operating income amount, the company performance portion of the bonus award was paid at 42.5% of the target award percentage for all participants.

Individual Objectives for Named Executive Officers.    The second component, achievement of individual objectives, is determined by an achievement rating of 0% to 100%. The rating is based upon the achievement of individual goals established at the beginning of each fiscal year. The individual executive establishes these goals and the relative weighting with assistance from the executive’s immediate supervisor. Goals are then reviewed and revised or confirmed by the Chief Executive Officer. The goals are then presented to the Compensation Committee and the independent members of the Board of Directors for approval. With respect to the second bonus component attributable to personal goals, if the executive does not meet at least 60% of his personal goals/objectives, the executive will not receive any payout. There is no over-achievement scale under the second bonus component attributable to personal goals and, therefore, each executive is eligible to receive a payout ranging from 60% to 100% of the targeted bonus amount for this component.

The 2008 personal objectives for our named executive officers are set forth below, including the relative maximum weight given for achievement of such goal. As indicated above, if a named executive officer does not achieve at least 60% (taking into account relative weighting) of his personal objectives, the executive does not receive any portion of the 50% of the bonus attributable to personal objectives. At the end of the year, the Chief Executive Officer conducts a performance review of each executive officer and evaluates the achievement of each executive’s individual pre-determined goals (taking into account the relative weighting assigned to each goal). The Chief Executive Officer also completes a self-evaluation with respect to his performance review. The Chief Executive Officer’s assessment regarding the executive officers as well as his self-evaluation is reviewed by the Compensation Committee, which then, in part based on the Chief Executive Officer’s recommendation, makes the final determination regarding executive bonus payouts under the Incentive Plan.

Paul O. Bower President and Chief Executive Officer
•     grow funds from operations from previous year (maximum of 50%)
•     reduce the ratio of total debt to enterprise value (maximum of 10%)
•     generate positive marketplace perception through accurate and consistent budgeting and forecasting practices (maximum of 20%)
•     refine and facilitate management succession planning process (maximum of 20%)

Randall H. Brown Executive Vice President, Chief Financial Officer, Treasurer and Secretary
•     supervise the pursuit of targeted strategic initiatives (maximum of 40%)
•     produce refinancing plan for debt maturing in 2009 (maximum of 25%)
•     conduct non-deal road shows with existing and potential investors (maximum of 10%)
•     oversee the successful implementation of the Performance Management system (maximum of 25%)

Craig L. Cardwell Executive Vice President and President of Allen & O’Hara Education Services, Inc.
•     focus on effectiveness of internal and external information delivery systems (maximum of 25%)
•     improve operating performance (maximum of 25%)
•     prepare sites for 2008 and 2009 refinancing (maximum of 25%)
•     initiate models to direct the Company to produce updated student housing facilities with attractive amenities (maximum of 25%)

Thomas J. Hickey Senior Vice President of Operations
•     secure unbudgeted management accounts (maximum of 25%)
•     conduct Student Affairs Advisory Committee meetings (maximum of 25%)
•     create a managed-property questionnaire aimed at obtaining feedback on key operating metrics (maximum of 25%)
•     conduct workshop for Community Managers and Regional Directors of certain properties (maximum of 25%)

Thomas Trubiana Senior Vice President and Chief Investment Officer
•      support the pursuit of targeted strategic initiatives and create financial modeling for and effectively communicate the prospects of future investment opportunities (maximum of 30%)
•      establish the means to facilitate off-campus developments through Allen & O’Hara Development Company or third-party partnerships (maximum of 30%)
•      acquire student housing assets that are forecasted to be accretive in the near term (maximum of 20%)
•      develop a program to invest the Company’s capital in on-campus developments (maximum of 20%)

The table below discloses, for each named executive officer, the maximum amount that each named executive officer was eligible to receive under the personal objective component based on their 2008 base salary, the actual level of achievement of such personal goals during 2008 (percentage and amount paid) and the total dollar amount received pursuant to the Incentive Plan for 2008 (which includes both components under the Incentive Plan).

	Maximum Amount Available under Personal Objective Component		Actual Achievement Percentage under Personal Objective Component	Actual Bonus under Personal Objective Component		Total Bonus Amount Received under the Incentive Plan for 2008*
Paul O. Bower	$187,500	(1)	60%	$112,500		$271,875

Randall H. Brown	$126,500	(2)	74%	$93,610		$201,135

Craig L. Cardwell	$98,500	(3)	60%	$59,100		$142,825

Thomas J. Hickey	$42,125	(4)	97%	$40,861		$76,668

Thomas Trubiana	$95,000	(5)	85%	$80,750	(6)	$134,700	(6)

*
Includes achievement under both components of the Incentive Plan (company and individual performance objectives). Each named executive officer received 42.5% of the targeted amount of the first bonus component because EDR met 94% of its budgeted pre-tax net operating income target in 2008.

(1)	Mr. Bower’s target bonus amount under the Incentive Plan is 100% of his annual base salary, which was $375,000 for 2008. The personal objective component is worth 50% of the target bonus.
(2)	Mr. Brown’s target bonus amount under the Incentive Plan is 100% of his annual base salary, which was $253,000 in 2008. The personal objective component is worth 50% of the target bonus.
(3)	Mr. Cardwell’s target bonus amount under the Incentive Plan is 100% of his annual base salary, which was $197,000 in 2008. The personal objective component is worth 50% of the target bonus.
(4)	Mr. Hickey’s target bonus amount under the Incentive Plan is 50% of his annual base salary, which was $168,500 in 2008. The personal objective component is worth 50% of the target bonus.
(5)	Mr. Trubiana’s target bonus amount under the Incentive Plan is 100% of his annual base salary, which was $190,000 in 2008. The personal objective component is worth 50% of the target bonus.
(6)
During 2008, Mr. Trubiana was eligible to participate in both the Incentive Plan and the Student Housing Development Bonus Plan; however, he is only eligible to receive a maximum of the greater of the amounts awarded under the Incentive Plan and the Student Housing Development Bonus Plan. During 2008, the bonus Mr. Trubiana received from the Student Housing Development Bonus Plan was $26,800. Mr. Trubiana received the remaining $134,700 of the $161,500 he was eligible for under the Incentive Plan.

During 2008, in addition to the Incentive Plan, Mr. Trubiana was also eligible to participate in the Student Housing Development Bonus Plan, or Student Housing Plan. The Student Housing Plan was designed to provide a meaningful financial incentive to the participants to encourage the successful development of student housing projects that are completed on time, that are within budget and that result in the actual receipt of substantial development fees. Messrs. Bower, Brown and Trubiana administer the Student Housing Plan. Pursuant to the Student Housing Plan, 5% of the cash collected for development fees and construction management fees during the year for student housing projects that qualify under the plan are allocated to those employees who work on each individual project. Bonuses are earned as the development fees are received by EDR and are paid to participants following the end of the calendar quarter in which the fees are received. Mr. Trubiana may only receive a maximum of the greater of the amounts awarded under the Incentive Plan and the Student Housing Plan. Bonuses paid pursuant to the Student Housing Plan are paid on a quarterly basis while awards paid under the Incentive Plan are paid annually. If, at the end of the year, Mr. Trubiana has received bonuses under the Student Housing Plan which exceed the amount that the Compensation Committee determined he should be awarded under the Incentive Plan, he will not receive a bonus under the Incentive Plan. Conversely, if Mr. Trubiana has received aggregate bonus payments under the Student Housing Plan in an amount which is less than the amount that the Compensation Committee determines he is to be awarded under the Incentive Plan, he would receive the difference between the two plans pursuant to the Incentive Plan.

At the February 18, 2009 Compensation Committee meeting, the Compensation Committee awarded annual incentive bonus awards related to 2008 performance to Messrs. Bower, Brown, Cardwell, Hickey and Trubiana in the respective amounts of $271,875, $201,135, $142,825, $76,668 and $161,500. During 2008, Mr. Trubiana received $26,800 under the Student Housing Plan and the remaining $134,700 of the $161,500 he was eligible for under the Incentive Plan.

Other Plans

Each of our named executive officers is eligible to participate in all of our additional compensatory and benefit plans on the same basis as other employees. With respect to equity awards, the Compensation Committee will, in the future, continue to consider granting shares of restricted stock, profits interest units and other equity-based awards under The Education Realty Trust, Inc. 2004 Incentive Plan. The exact number and form of equity-based awards to be granted to executive officers and other employees is expected to vary depending on the position and salary of the employee and EDR’s success in delivering annual total stockholder returns. Any equity-based awards granted to executive officers and other key employees by EDR are expected to be designed to link the underlying compensation to EDR’s long-term performance and to vest over a period of time so that the equity-based awards will encourage the executive or key employee to remain with EDR.

Employment Agreements

Each of our named executive officer’s employment is governed by a new employment agreement. The employment agreements require each of our named executive officers to devote all necessary working time required by the executive’s position and to devote best efforts, skill and energies to promote and advance the affairs and/or interests of EDR. Each of the employment agreements provide for a three-year term, expiring on January 1, 2011, and automatically renew for additional one-year periods unless either party terminates the agreement by providing prior written notice to the other party not later than 60 days prior to the expiration thereof.

The employment agreements provide for:

•
an annual base salary to be adjusted annually at the discretion of the Compensation Committee. The Compensation Committee approved increases for 2008 in base salary for Messrs. Bower, Brown, Cardwell, Hickey and Trubiana to $375,000, $253,000, $197,000, $168,500 and $190,000, respectively;

•
eligibility for annual incentive bonus compensation under the Incentive Plan as follows: (i) for Messrs. Bower, Brown, Cardwell and Trubiana, a target of 100% of base salary (50% of which is based on the performance of EDR and 50% of which is based on the performance of the executive in light of previously established goals and objectives); and (ii) for Mr. Hickey, a target of 50% of base salary (50% of which is based on the performance of EDR and 50% of which is based on the performance of the executive in light of previously established goals and objectives). The actual award amounts are determined in accordance with the Incentive Plan described above. In addition, during 2008, Mr. Trubiana was eligible to participate in the Student Housing Plan which allocates 5% of the development and construction fees throughout the year to eligible participants. While Mr. Trubiana was eligible for both plans, he is only eligible to receive a maximum of the greater of the amounts awarded under the Incentive Plan and the Student Housing Plan (a more detailed discussion of each plan and the amounts to be can be found in the section of this Proxy Statement entitled “Elements of In-Service Compensation – 2008 Annual Incentive Compensation”); and

•	participation in other compensatory and benefit plans available to all employees.

The employment agreements permit us to terminate the executive’s employment for or without “cause.” In addition, either prior to or after a change in control of EDR, each executive has the right under his employment agreement to resign for “good reason.” The benefits to be received by an executive upon termination of his employment can be found in the section of this Proxy Statement entitled “Potential Payments Upon Termination or Change in Control” below.

Each of the employment agreements further provides that the executive agrees not to compete with us, individually or on behalf of any person or entity engaged in the business of owning and managing off-campus student housing communities, providing third-party management services for student housing communities and providing third-party development consulting services for student housing communities. The duration of these restrictions is three years following termination of employment for Mr. Bower, two years following termination of employment for Messrs. Brown and Cardwell and one year following termination of employment for Messrs. Hickey and Trubiana. Each executive also agrees that he will not, during such respective period, solicit, directly or indirectly, any of our customers for the purpose of providing any goods or services in competition with us and will not solicit, recruit or induce, directly or indirectly, any of our employees to terminate their relationship with us or work for any other person or entity competitive with us. Each executive also agrees not to use or disclose any of our trade secrets for so long as the information constitutes a trade secret and not to use or disclose any of our confidential information.

2009 Compensation Actions

In setting compensation for 2009, the Compensation Committee utilized and reviewed the NAREIT and NMHC surveys. Despite the data presented in these surveys, which suggested that increases in the base salaries of our named executive officers were appropriate, EDR has implemented a salary freeze for its employees in light of current, national economic conditions. Accordingly, the Compensation Committee did not increase the base salaries of Messrs. Bower, Brown, Cardwell, Hickey and Trubiana for 2009. In addition, the Compensation Committee set the annual incentive bonus compensation for the named executive officers based upon EDR’s 2009 budgeted pre-tax net operating income and the achievement of certain individual performance goals for 2009. The Compensation Committee further determined that Mr. Trubiana would not be eligible to participate in the Student Housing Plan in 2009.

Elements of Post-Termination Compensation

Each of our named executive officer’s employment is governed by the new employment agreements which, under certain circumstances, provide for benefits upon termination or a change in control. A detailed discussion of post-termination payments in the employment agreements is provided under “Potential Payments Upon Termination or Change in Control” below.

Impact of Regulatory Requirements

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, or Section 162(m), imposes an annual limit of $1,000,000 on the tax deduction that is available to public companies for compensation paid to each of the chief executive officer and the other three most highly compensated executive officers, other than the chief financial officer, unless the compensation is performance-based. Compensation paid to these officers in excess of $1,000,000 that is not performance-based cannot be claimed by a public company as a tax deduction. The Compensation Committee believes it is appropriate to consider the $1,000,000 limit on the deductibility of executive compensation and to generally seek to qualify executive compensation awards as performance-based compensation excluded from the $1,000,000 limit. Equity-based incentives granted under EDR’s stock incentive plans in 2008 qualify as performance-based compensation. None of EDR’s executive officers received compensation in 2008 that would exceed the $1,000,000 limit on deductibility. The Compensation Committee has not determined whether it will approve any compensation arrangements that will cause the $1,000,000 limit to be exceeded in the future.

Accounting for Stock-Based Compensation

Beginning on January 1, 2006, EDR began accounting for stock-based payments in accordance with the requirements of FASB Statement 123(R).

Conclusion

The Compensation Committee believes that the executive leadership of EDR is a key element to its success and that the compensation package offered to the executive is a key element in attracting and retaining the appropriate personnel.

The Compensation Committee believes it has historically maintained an annual base salary and annual incentive bonus compensation package that is reflective of the talent and success of the executives being compensated, that is comparable across the industry with regard to EDR’s size and performance and that is cognizant of the cost to EDR.

The Compensation Committee will continue to develop, analyze and review its methods for aligning executive management’s long-term compensation with the value created for stockholders. The Compensation Committee has no pre-determined timeline for implementing new or ongoing long-term incentive plans. New plans are reviewed, discussed and implemented as the Compensation Committee deems necessary and/or appropriate as a measure to incentivize, retain and/or reward executive officers.

EXECUTIVE COMPENSATION

2008 Summary Compensation

The following table sets forth certain summary information for the years 2008, 2007 and 2006 with respect to the compensation awarded to and earned by each of the Chief Executive Officer, the Chief Financial Officer and the other three most highly compensated executive officers of EDR whose total annual salary and bonus exceeded $100,000. We refer to these executive officers in this Proxy Statement as the “named executive officers.”

Name and Principal Position	Year	Salary	Stock Awards(1)		Non-Equity Incentive Plan Compensation(2)		All Other Compensation(3)	Total
Paul O. Bower	2008	$375,000	$151,110	(4)	$271,875		$41,205	$839,190
Chairman, Chief Executive Officer	2007	$350,000	$151,110		$175,000		$0	$676,110
and President	2006	$300,000	$151,110		$180,000		$0	$631,110

Randall H. Brown	2008	$253,000	$134,320	(5)	$201,135		$39,360	$627,815
Executive Vice President,	2007	$243,000	$134,320		$212,625		$48,856	$638,801
Chief Financial Officer, Treasurer and Secretary	2006	$225,000	$134,320		$135,000		$65,205	$559,525

Craig L. Cardwell	2008	$197,000	$117,530	(6)	$142,825		$42,188	$499,543
Executive Vice President and	2007	$189,000	$117,530		$168,210		$47,870	$522,610
President of Allen & O’Hara Education Services, Inc.	2006	$175,000	$117,530		$119,875		$59,863	$472,268

Thomas J. Hickey	2008	$168,500	$33,580	(7)	$76,668		$23,753	$302,501
Senior Vice President of Operations	2007	$162,000	$33,580		$75,735		$24,919	$296,234
	2006	$150,000	$33,580		$50,625		$28,311	$262,516

Thomas Trubiana	2008	$190,000	$83,560	(9)	$161,500	(8)	$24,530	$459,590
Senior Vice President and	2007	$170,000	$91,720		$112,838		$25,304	$399,862
Chief Investment Officer	2006	$140,000	$90,600		$74,498		$27,966	$333,064

(1)
The amounts listed in this column for 2008 reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with FAS 123(R). Such amounts include the current vesting of awards granted in and prior to 2008. Assumptions used in the calculation of these amounts are set forth in Note 9 – “Incentive Plans” to our audited financial statements for the fiscal year ended December 31, 2008 which is included in our Annual Report filed with the SEC on March 16, 2009.

(2)
The amounts listed in this column for 2008 reflect the dollar amount paid to our named executive officers pursuant to the Incentive Plan. For more information regarding payments made to our named executive officers under the Incentive Plan, see the discussion and table in the section of this Proxy Statement entitled “Elements of In-Service Compensation – 2008 Annual Incentive Compensation.”

(3)
The amounts listed in this column for 2008 reflect in the year indicated, for each named executive officer, the sum of (i) the amounts contributed by EDR to our 401(k) Retirement Savings Plan; (ii) the dollar value of dividends on unvested restricted shares; and (iii) the dollar value of dividends on profits interest units.

Listed in the table below are the dollar values of the amounts reported in this column for 2008.

Name	Company Match in 401(k) Plan	Dividends on Unvested Restricted Shares	Dividends on Profits Interest Units
Paul O. Bower	$0	$16,605	$24,600
Randall H. Brown	$0	$14,760	$24,600
Craig L. Cardwell	$4,673	$12,915	$24,600
Thomas J. Hickey	$3,663	$3,690	$16,400
Thomas Trubiana	$4,440	$3,690	$16,400

(4)
Represents the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123(R) for 2008 vesting of 9,000 of 45,000 restricted shares of common stock issued to Mr. Bower on January 31, 2005 pursuant to his former employment agreement.

(5)
Represents the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123(R) for the 2008 vesting of 8,000 of 40,000 restricted shares of common stock issued to Mr. Brown on January 31, 2005 pursuant to his former employment agreement.

(6)
Represents the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123(R) for the 2008 vesting of 7,000 of 35,000 restricted shares of common stock issued to Mr. Cardwell on January 31, 2005 pursuant to his former employment agreement.

(7)
Represents the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123(R) for the 2008 vesting of 2,000 of 10,000 restricted shares of common stock issued to Mr. Hickey on January 31, 2005 pursuant to his former employment agreement.

(8)
During 2008, Mr. Trubiana was eligible to participate in both the Incentive Plan and the Student Housing Plan; however, he is only eligible to receive a maximum of the greater of the two. During 2008, the bonus Mr. Trubiana received from the Student Housing Plan was $26,800.  Mr. Trubiana received the remaining $134,700 of the $161,500 he was eligible for under the Incentive Plan.

(9)
Represents the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123(R) for the 2008 vesting of: (a) 2,000 of 10,000 restricted shares of common stock issued to Mr. Trubiana on February 21, 2005 pursuant to his former employment agreement ($33,560); and (b) 4,000 shares of common stock issued to Mr. Trubiana on February 20, 2008 pursuant to his former employment agreement ($50,000).

2008 Grants of Plan-Based Awards

The following table summarizes grants of plan-based awards made to our named executive officers in 2008.

Name	Grant Date	Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of Stock or Units		Grant Date Fair Value of Stock and Option Awards
			Threshold (2)	Target (3)	Maximum (4)
Paul O. Bower	—	—	$206,250	$375,000	$468,750	—		—
Randall H. Brown	—	—	$139,150	$253,000	$316,250	—		—
Craig L. Cardwell	—	—	$147,750	$197,000	$246,250	—		—
Thomas J. Hickey	—	—	$46,338	$84,250	$105,313	—		—
Thomas Trubiana (5)	—	—	$104,500	$190,000	$237,500	—		—
	2/20/08	2/20/08	—	—	—	4,000	(6)	$50,000

(1)
Represents the threshold, target and maximum payouts to the named executive officers pursuant to EDR’s Incentive Plan. See “Elements of In-Service Compensation – 2008 Annual Incentive Compensation” above.

(2)	Executive officers qualify for the threshold amount if EDR meets 80% of its budget for pre-tax net operating income and individual executives meet 60% of their performance goals.
(3)	Executive officers qualify for the target amount if EDR meets 100% of its budget for pre-tax net operating income and the executive officer meets 100% of their individual performance goals.

(4)	Executive officers qualify for the maximum award if EDR exceeds its budget for pre-tax net operating income by 120% and the executive officer meets 100% of their individual performance goals.
(5)
During 2008, Mr. Trubiana was eligible to participate in both the Incentive Plan and the Student Housing Plan; however, he may only receive a maximum of the greater of the amounts awarded under the Incentive Plan and the Student Housing Plan. During 2008, the amount Mr. Trubiana received under the Student Housing Plan was less than the amount he was eligible for under the Incentive Plan; therefore, Mr. Trubiana received part of his bonus pursuant to the Student Housing Plan and the remainder under the Incentive Plan.

(6)	On February 20, 2008, Mr. Trubiana received a grant of 4,000 shares of common stock pursuant to his former employment agreement.

As discussed in more detail in the section of this Proxy Statement entitled “Compensation Discussion and Analysis – Employment Agreements” above, we have entered into new employment agreements with each of our named executive officers. Pursuant to these agreements, the annual base salary of each named executive officer is to be adjusted annually at the discretion of EDR’s Compensation Committee. The Compensation Committee approved increases in base salary effective January 1, 2008 for Messrs. Bower, Brown, Cardwell, Hickey and Trubiana to $375,000, $253,000, $197,000, $168,500 and $190,000, respectively. During 2008, salaries comprised 47.0%, 43.0%, 42.6%, 59.7% and 43.2% of total compensation for Messrs. Bower, Brown, Cardwell, Hickey and Trubiana, respectively.

Pursuant to their employment agreements, each named executive officer is also eligible for annual cash performance bonuses under the Incentive Plan as follows: (i) for Messrs. Bower, Brown, Cardwell and Trubiana, a target of 100% of base salary (50% of which is based on the performance of EDR and 50% of which is based on the performance of the executive in light of previously established goals and objectives); and (ii) for Mr. Hickey, a target of 50% of base salary (50% of which is based on the performance of EDR and 50% of which is based on the performance of the executive in light of previously established goals and objectives). The actual award amounts are determined in accordance with the Incentive Plan described in more detail in the section of this Proxy Statement entitled “Elements of In-Service Compensation – 2008 Annual Incentive Compensation” above.

Mr. Trubiana was also eligible for the Student Housing Plan which allocates 5% of the cash collected for development fees and construction management fees during the year to those individuals who worked on the projects.  However, Mr. Trubiana was only eligible to receive a maximum of the greater of the two bonuses. For 2008, Messrs. Bower, Brown, Cardwell, Hickey and Trubiana were awarded incentive cash bonuses of $271,875, $201,135, $142,825, $76,668, and $161,500, respectively. The bonus paid to Mr. Trubiana consisted of $26,800 under the Student Housing Plan and $134,700 under the Incentive Plan. A more detailed discussion of each plan can be found in the section of this Proxy Statement entitled “Elements of In-Service Compensation – 2008 Annual Incentive Compensation” above.

The Education Realty Trust, Inc. 2004 Incentive Plan, or 2004 Incentive Plan, was adopted by our Board of Directors effective as of January 31, 2005 and the performance measures used for performance-based awards under the 2004 Incentive Plan were approved by our sole stockholder prior to our initial public offering. The 2004 Incentive Plan provides for the grant of stock options, restricted stock units, restricted stock, stock appreciation rights, other stock-based incentive awards and profits interest units, or PIUs, to our employees, directors and other key persons providing services to us and our subsidiaries. The 2004 Incentive Plan initially reserved 800,000 shares of our common stock for issuance pursuant to the 2004 Incentive Plan, which amount may be increased annually on January 1 of each year so that the total number of shares reserved under the 2004 Incentive Plan is equal to 4% of the aggregate number of shares outstanding on the last day of the preceding fiscal year, provided that such annual increase generally may not exceed 80,000 shares. The number of shares reserved under the 2004 Incentive Plan is also subject to any adjustments for changes in our capital structure, including share splits, dividends and recapitalizations. During the year ended December 31, 2008, EDR issued 4,000 shares of common stock to Mr. Trubiana pursuant to his employment agreement former entered into in January 2008 and 4,000 shares to its independent directors as part of its director compensation. As of December 31, 2008, there were 832,000 shares available for issuance under the 2004 Incentive Plan.

PIUs are units in Education Realty Limited Partner, LLC, a limited liability company controlled by us that holds a special class of partnership interests in Education Realty Operating Partnership, LP, our Operating Partnership. All participants must be employed by EDR for one year before becoming eligible to receive PIUs. Each PIU awarded is deemed equivalent to an award of one share of common stock under the 2004 Incentive Plan, thereby reducing availability for other equity awards on a one-for-one basis. PIUs receive the same quarterly per unit distributions as one common unit of our Operating Partnership. This treatment of quarterly distributions is similar to the treatment of restricted stock awards and restricted stock units.

PIUs will not initially have full parity with common units of our Operating Partnership with respect to liquidating distributions. Upon the occurrence of specified capital equalization events, PIUs may, over time, achieve full or partial parity with common units of our Operating Partnership for all purposes and could accrete to an economic value equivalent to our shares of common stock on a one-for-one basis. If such parity is reached, vested PIUs may be exchanged into an equal number of shares of our common stock at any time. However, there are circumstances under which full parity would not be reached. Until such parity is reached, the value, if any, that may be realized for vested PIUs will be less than the value of an equal number of shares of our common stock. All PIUs are forfeited for value upon the termination of a recipient’s employment.

Additionally, under their former employment agreements that were entered into in 2005, Messrs. Bower, Brown, Cardwell, Hickey and Trubiana were granted 45,000 shares, 40,000 shares, 35,000 shares, 10,000 shares and 10,000 shares, respectively, of restricted stock that vests ratably over five years. In addition, Mr. Trubiana remains eligible under his new employment agreement to receive annual awards of 4,000 shares of common stock, provided that he meets certain minimal individual performance criteria which are established year to year by EDR’s President and which are approved by the Board of Directors. Aside from the issuance of 4,000 shares of common stock to Mr. Trubiana, however, the Compensation Committee decided not to award any equity awards to executive officers in 2008 based on EDR’s annual operating performance. The Compensation Committee felt that the cash compensation, including base salary and annual incentive bonus compensation, to be received by each executive officer was sufficient relative to the performance of EDR.

EDR intends that the incentive awards issued under the 2004 Incentive Plan will all be considered performance-based and therefore fully tax-deductible by EDR without regard to the limitation on deductibility imposed by Section 162(m). For the awards to be fully tax-deductible, however, stockholders will have to approve Proposal 3 (reapproval of the performance goals under the 2004 Incentive Plan). If Proposal 3 is not adopted, future awards will continue to be valid, but the Compensation Committee will have to consider what course of action to follow with respect to the future grant of performance-based awards under the Plan. For a more detailed discussion of Section 162(m) and its application to our performance-based awards, see “Impact of Regulatory Requirements – Deductibility of Executive Compensation” above.

2008 Outstanding Equity Awards at Fiscal Year End

The following table summarizes the number of outstanding equity awards held by each of our named executive officers as of December 31, 2008.

	Stock Awards

Name	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units Of Stock That Have Not Vested(1)
Paul O. Bower	18,000	(2)	$93,960
Randall H. Brown	16,000	(3)	$83,520
Craig L. Cardwell	14,000	(4)	$73,080
Thomas J. Hickey	4,000	(5)	$20,880
Thomas Trubiana	4,000	(6)	$20,880

(1)	Based on EDR’s closing market price on December 31, 2008 of $5.22.
(2)	On January 31, 2005, Mr. Bower was granted 45,000 shares of restricted common stock, which vests equally on each anniversary of the grant over five years.
(3)	On January 31, 2005, Mr. Brown was granted 40,000 shares of restricted common stock, which vests equally on each anniversary of the grant over five years.
(4)	On January 31, 2005, Mr. Cardwell was granted 35,000 shares of restricted common stock, which vests equally on each anniversary of the grant over five years.

(5)	On January 31, 2005, Mr. Hickey was granted 10,000 shares of restricted common stock, which vests equally on each anniversary of the grant over five years.
(6)	On February 21, 2005, Mr. Trubiana was granted 10,000 shares of restricted common stock, which vests equally on each anniversary of the grant over five years.

2008 Option Exercise and Stock Vested

The following table summarizes the number of shares of common stock and the value of those shares that vested in 2008 that were awarded under our 2004 Incentive Plan to our named executive officers.

	Stock Awards

Name	Number of Shares Acquired on Vesting	Value Realized on Vesting
Paul O. Bower	9,000	$106,020	(1)
Randall H. Brown	8,000	$94,240	(1)
Craig L. Cardwell	7,000	$82,460	(1)
Thomas J. Hickey	2,000	$23,560	(1)
Thomas Trubiana	2,000	$24,540	(2)
	4,000	$50,000	(3)
(1)	Based on EDR’s closing market price on January 31, 2008 of $11.78.
(2)	Based on EDR’s closing market price on February 21, 2008 of $12.27.
(3)	Based on EDR’s closing market price on February 20, 2008 of $12.50.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We have entered into new employment agreements with each of our named executive officers. These employment agreements contain certain revised definitions and provisions which permit us to terminate the executive’s employment for or without cause. “Cause” is generally defined to mean that the executive has:

•
continually failed to substantially perform, or been grossly negligent in the discharge of, his duties to the Company (in any case, other than by reason of a disability, physical or mental illness or analogous condition);

•	been convicted of or pled nolo contendere to a felony or a misdemeanor with respect to which fraud or dishonesty is a material element; or

•	materially breached any material Company policy or agreement with the Company.

In addition, either prior to or after a change in control of EDR, each named executive officer has the right under his employment agreement to resign for “good reason” under the following circumstances: (i) the executive experiences a reduction in the executive’s title, duties or responsibilities; (ii) the executive experiences a reduction of 10% or more in the executive’s annual base salary; (iii) the executive experiences a reduction of 10% or more in the executive’s annual target bonus opportunity; or (iv) the executive’s principal place of employment is relocated to a location more than fifty (50) miles from the executive’s principal place of employment, except for required travel on the Company’s business to an extent substantially consistent with the executive’s historical business travel obligations.

Each employment agreement provides that, if the respective executive’s employment is terminated by us without cause or by the executive for good reason prior to a change in control, the executive will be entitled to continue to receive his base salary as follows: (i) for the greater of one year or the remaining term of his employment agreement for Mr. Bower, (ii) for the greater of one year or the remaining term of his employment agreement minus twelve months for Messrs. Brown and Cardwell and (iii) for one year for Messrs. Hickey and Trubiana. In addition, the executive will receive all accrued but unpaid salary, bonus and vacation through the termination date; all approved, but unreimbursed, business expenses, provided that a request for reimbursement is submitted in accordance with EDR’s policies and within 5 business days of the executive’s termination date; and all premiums for COBRA continuation coverage for the executive and eligible dependents for a period of up to 18 months for Messrs. Bower, Brown and Cardwell and for 12 months for Messrs. Hickey and Trubiana.

Each employment agreement further provides that, if the executive’s employment is terminated by us without cause or by the executive for good reason within 12 months after a change of control, then the executive will receive a termination payment equal to the following: (i) 2.99 times the sum of (a) the then current base salary and (b) the average bonus for the two years prior to the change of control for Mr. Bower, (ii) two times the sum of (a) the executive’s then current base salary and (b) the executive’s average bonus for the two years prior to the change of control for Messrs. Brown, Cardwell and Trubiana, and (iii) the then current base salary for Mr. Hickey. In addition, the executives will receive all accrued but unpaid salary and bonus through the termination date; all approved, but unreimbursed, business expenses provided that a request for reimbursement is submitted in accordance with EDR’s policies and within 5 business days of the executive’s termination date; and all premiums for COBRA continuation coverage for the executive and eligible dependents for a period of up to 18 months for Messrs. Bower, Brown, Cardwell and Trubiana and for 12 months for Mr. Hickey. In general terms, a “change of control” occurs under the following circumstances: (i) certain changes in the composition of the directors serving on EDR’s Board of Directors; (ii) consummation of a merger or consolidation of EDR in which EDR’s securities represent less than 50% of the combined voting power of the surviving entity after the merger or consolidation; (iii) stockholder approval of a plan of complete liquidation or winding-up of EDR; or (iv) any transaction or series of transactions that the Board of Directors deems to constitute a change of control of EDR.

In addition to the above payments, each executive’s employment agreement provides that, upon a change of control, all unvested equity-based awards granted to the executives pursuant to the Incentive Plan will immediately, and without any action by the Board of Directors or any committee thereof, vest and become exercisable and unrestricted. Mr. Trubiana’s employment agreement also provides that, upon a change of control, any of the remaining annual awards of 4,000 shares of common stock which Mr. Trubiana is eligible to receive that have not yet been granted will immediately, without any action by the Board or any committee thereof, be granted.

In the event an executive’s employment is terminated by death or disability, EDR will pay the executive or the beneficiaries of his estate the following: (i) all accrued but unpaid salary; (ii) all accrued but unpaid bonuses prorated to the date of the executive’s death or disability; (iii) all approved, but unreimbursed, business expenses, provided that a request for reimbursement is submitted in accordance with EDR’s policies and within 5 business days of the executive’s termination date; and (iv) all premiums for COBRA continuation coverage for the executive and eligible dependents for a period of up to 18 months for Messrs. Bower, Brown and Cardwell and for 12 months for Messrs. Hickey and Trubiana.

In providing the estimated potential payments, we have made the following general assumptions in all circumstances where applicable:

•	The date of termination is December 31, 2008;

•	Named executive officers are entitled to the termination benefits provided for in their employment agreements;

•	The annual base salary at the time of termination is equal to the annual base salaries effective December 31, 2008;

•	Four weeks of vacation are unused, accrued and unpaid;

•	There is no unpaid bonus for the prior year;

•	There is no accrued and unpaid salary;

•	There is no unpaid reimbursement for expenses incurred prior to the date of termination;

•	The value of unvested shares which could vest upon a change in control under the 2004 Incentive Plan are based on EDR’s closing market price at December 31, 2008 of $5.22; and

•	Our cost for continued medical, prescription and dental benefits is constant over the benefit period.

		Before Change in Control	After Change in Control
Name	Benefit	Termination w/o Cause or for Good Reason	Termination w/o Cause or for Good Reason	Voluntary Termination	Death	Disability

Paul O. Bower	Severance Payment	$750,000	$1,121,250	—	—	—
	Bonus Payment	—	$668,078	—	—	—
	Health Care Benefits Continuation	$19,507	$19,507	—	$19,507	$19,507
	Vacation	$28,846	—	—	—	—
	Vesting of Stock Awards	—	$93,960	—	—	—

Randall H. Brown	Severance Payment	$253,000	$506,000	—	—	—
	Bonus Payment	—	$413,760	—	—	—
	Health Care Benefits Continuation	$19,507	$19,507	—	$19,507	$19,507
	Vacation	$19,462	—	—	—	—
	Vesting of Stock Awards	—	$83,520	—	—	—

Craig L. Cardwell	Severance Payment	$197,000	$394,000	—	—	—
	Bonus Payment	—	$311,035	—	—	—
	Health Care Benefits Continuation	$19,507	$19,507	—	$19,507	$19,507
	Vacation	$15,154	—	—	—	—
	Vesting of Stock Awards	—	$73,080	—	—	—

Thomas J. Hickey	Severance Payment	$168,500	$168,500	—	—	—
	Bonus Payment	—	—	—	—	—
	Health Care Benefits Continuation	$10,143	$10,143	—	$10,143	$10,143
	Vacation	$12,962	—	—	—	—
	Vesting of Stock Awards	—	$20,880	—	—	—

Thomas Trubiana	Severance Payment	$190,000	$380,000	—	—	—
	Bonus Payment	—	$274,338	—	—	—
	Health Care Benefits Continuation	$13,005	$19,507	—	$13,500	$13,500
	Vacation	$14,615	—	—	—	—
	Vesting of Stock Awards	—	$62,640	—	—	—

2008 DIRECTOR COMPENSATION

For fiscal year 2008, each independent member of the Board of Directors was paid a $24,000 annual retainer fee. Each independent director also received $2,000 for each meeting of the Board of Directors that the director attended in person and $1,000 for each meeting of the Board of Directors attended via teleconference. Additionally, each independent member of a committee of the Board of Directors received $1,250 for each committee meeting attended, the Chairman of the Audit Committee received $1,500 for each committee meeting attended and the Chairmen of the Compensation Committee and Nominating and Corporate Governance Committees received $500 for each committee meeting attended. The Nominating and Corporate Governance Committee also granted 1,000 shares of common stock to each independent director for 2008.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total

Monte J. Barrow	$55,000	$12,980	$67,980

William J. Cahill	$51,000	$12,980	$63,980

John L. Ford	$46,000	$12,980	$58,980

Wendell W. Weakley	$56,000	$12,980	$68,980

(1)	This column represents annual director fees, meeting fees and chairman fees.
(2)
This column represents the FAS 123(R) fair market value expense recorded during 2008 for stock awards made in 2008. On May 29, 2008, each independent director received 1,000 shares of common stock pursuant to EDR’s 2004 Incentive Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following non-employee directors are the current members of the Compensation Committee of the Board of Directors: Messrs. Barrow and Cahill and Dr. Ford. During 2008, none of EDR’s executive officers served as a director or member of the Compensation Committee of any other entity whose executive officers served on EDR’s Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the information contained in the Compensation Discussion and Analysis section of this Proxy Statement and recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and EDR’s Annual Report.

Submitted by the Compensation Committee of the Board of Directors:

William J. Cahill (Chairman)
Monte J. Barrow
John L. Ford

AUDIT COMMITTEE REPORT

The Audit Committee assists the Board of Directors in its oversight of EDR’s financial reporting process and implementation and maintenance of effective controls to prevent, deter and detect fraud by management. In addition, the Audit Committee is directly responsible for the appointment, compensation and oversight of EDR’s independent registered public accounting firm. Each of the members of the Audit Committee qualifies as an “independent” director under the current NYSE listing standards and applicable SEC rules.

In overseeing the preparation of EDR’s financial statements, the Audit Committee met with both management and Deloitte & Touche LLP, EDR’s independent registered public accounting firm, to review and discuss the financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and Deloitte & Touche LLP.

The Audit Committee also is responsible for assisting the Board of Directors in the oversight of the qualification, independence and performance of the Company’s independent auditor. The Audit Committee regularly meets in separate, private executive sessions with certain members of senior management and Deloitte & Touche LLP. The Audit Committee has discussed with Deloitte & Touche LLP matters required to be discussed by Statement on Auditing Standards No. 114, Communication with Audit Committees (which supersedes Statement on Auditing Standard No. 61, as amended). The Audit Committee has received from Deloitte & Touche LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP its independence.  In addition, the Audit Committee has considered whether the provision of non-audit services, and the fees charged for such services, by Deloitte & Touche LLP are compatible with maintaining the independence of Deloitte & Touche LLP from EDR.

Based on the review and discussions referred to above, the Audit Committee recommended to EDR’s Board of Directors that EDR’s audited financial statements be included in EDR’s Annual Report for the fiscal year ended December 31, 2008. The Audit Committee has selected and the Board of Directors has approved the appointment of Deloitte & Touche LLP as EDR’s independent auditor.

Submitted by the Audit Committee of the Board of Directors:

Wendell W. Weakley (Chairman)
Monte J. Barrow
William J. Cahill

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Deloitte & Touche LLP to serve as EDR’s independent registered public accounting firm for the fiscal year ending December 31, 2009. The appointment of this firm was recommended to the Board of Directors by the Audit Committee, and the Board of Directors has further decided that management should submit the appointment of Deloitte & Touche LLP to the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited EDR’s financial statements since its inception in 2004. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. Deloitte & Touche LLP will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

Audit and Non-Audit Fees

The following table presents the aggregate fees billed by Deloitte & Touche LLP for the two most recent fiscal years ended December 31, 2007 and 2008:

	2007	2008
Audit Fees (1)	$955,934	$835,980
Audit-Related Fees (2)	—	—
Tax Fees (3)	$218,900	$177,063
All Other Fees	—	—
TOTAL FEES	$1,174,834	$1,013,043

(1)
Fees for audit services billed in fiscal 2007 and 2008 included the following (i) audits of our annual financial statements and the effectiveness of EDR’s internal controls over financial reporting and audits of all related financial statements required to be audited pursuant to regulatory filings, including student housing property and/or portfolio acquisitions; (ii) reviews of unaudited quarterly financial statements; and (iii) services related to the issuance of comfort letters, consents and other services related to SEC matters.

(2)	Any amounts would represent fees billed related to financial accounting and reporting consultations.

(3)	Amount represents fees billed for tax compliance services and tax planning.

The Audit Committee has determined that the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining the independence of Deloitte & Touche LLP.

The Audit Committee is not bound by a vote either for or against the proposal. The Audit Committee will consider a vote against the firm by the stockholders in selecting our independent registered public accounting firm in the future. Even if the selection is ratified, the Audit Committee may, in its discretion, select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of EDR and its stockholders.

On behalf of the Audit Committee, the Board of Directors recommends a vote “FOR” Proposal 2.

Pre-Approval Policies and Procedures

Pursuant to the Audit Committee’s Charter, the Audit Committee reviews and pre-approves audit and non-audit services performed by EDR’s independent registered public accounting firm as well as the fee charged for such services. The Audit Committee may not approve any service that individually or in the aggregate may impair, in the Audit Committee’s opinion, the independence of the independent registered public accounting firm. The Audit Committee may delegate to one or more designated committee members the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions to pre-approve shall be presented to the full Audit Committee at its next scheduled meeting. For fiscal years 2007 and 2008, all of the audit and non-audit services provided by EDR’s independent registered public accounting firm were pre-approved by the Audit Committee in accordance with the Audit Committee Charter.

PROPOSAL 3
REAPPROVAL OF THE PERFORMANCE GOALS UNDER THE 2004 INCENTIVE PLAN

We are asking our stockholders to reapprove the performance goals used for performance-based awards granted under EDR’s 2004 Incentive Plan, or the Plan, to preserve our ability to take a federal tax deduction for certain compensation awards.

Section 162(m) of the Internal Revenue Code of 1986, as amended, or Section 162(m), imposes an annual limit of $1,000,000 on the tax deduction that is available to public companies for compensation paid to each of the chief executive officer, who is the chief executive officer on the last day of the company’s taxable year, and the other three most highly compensated executive officers, other than the chief financial officer, who are executive officers on the last day of the company’s taxable year, unless the compensation is performance-based. In order for awards granted under the Plan to qualify for this exception, however, the performance-based compensation must be paid based upon the achievement of one or more performance goals that have been disclosed to and approved by our stockholders. The performance measures used for performance-based awards under the Plan were previously approved by our sole stockholder prior to the consummation of our initial public offering.  Under Section 162(m), our public stockholders must approve the performance measures by our 2009 annual meeting of stockholders in order for awards granted thereafter under the Plan to qualify as performance-based compensation.

EDR’s stockholders are only being asked to reapprove the performance goals included in the Plan. Please note that we are not asking stockholders reapprove the entire Plan or to authorize additional shares of common stock for issuance under the Plan. If our stockholders do not approve this Proposal 3, only the tax characteristics of awards granted under the Plan will be impacted, not the ability of the Compensation Committee to issue such awards.

The Performance Measures

The Plan provides that incentive awards designed to qualify for the performance-based exception of Section 162(m) may be made subject to conditions and restrictions, including achievement of one or more specified performance measures. The performance measures contained in the Plan, which were previously approved by our sole stockholder, are:

•	earnings per share;
•	net income (before or after taxes);
•	return measures (including, but not limited to, return on assets, equity or sales);
•	cash flow return on investments;
•	earnings before or after taxes, depreciation and/or amortization;
•	gross revenues;
•	operating income (before or after taxes);
•	total shareholder returns;
•	corporate performance indicators (indices based on the level of certain services provided to customers);
•	cash generation, profit and/or revenue targets;
•	growth measures, including revenue growth, as compared with a peer group or other benchmark;
•	share price (including, but not limited to, growth measures and total shareholder return); and/or
•	pre-tax profits.

These are the performance measures that stockholders are being asked to reapprove. In granting stock awards under the Plan, the Compensation Committee of EDR’s Board of Directors may select one criterion or multiple criteria for measuring performance.

The Board of Directors recommends a vote “FOR” Proposal 3.

General Plan Information

The purpose of the Plan is to promote the interests of EDR and its stockholders by strengthening EDR’s ability to attract and retain highly competent directors, employees and consultants by providing a means to encourage equity ownership and proprietary interest by directors, employees and consultants. The Plan was adopted by our Board of Directors effective as of January 31, 2005. The performance measures used for performance-based awards under the Plan were previously approved by our sole stockholder prior to the consummation of our initial public offering. The Plan provides for the grant of stock options, restricted stock units, restricted stock, stock appreciation rights, other stock-based incentive awards and profits interest units to our employees, directors and other key persons providing services to us and our subsidiaries. No awards under the Plan were outstanding prior to our initial public offering.

We have reserved 800,000 shares of our common stock for issuance pursuant to the Plan, subject to adjustments for changes in our capital structure, including share splits, dividends and recapitalizations. The number of shares reserved under the Plan is also subject to an annual adjustment, beginning on January 1, 2006, so that the total number of shares reserved under the Plan is equal to 4% of the aggregate number of shares outstanding on the last day of the preceding fiscal year, provided that such annual increase generally may not exceed 80,000 shares. Information regarding the number of shares that remain available for future issuances under the Plan may be found in “Executive Compensation – 2008 Grants of Plan-Based Awards” above.  As noted above, we are not seeking authorization for additional shares under the Plan.

The Plan is administered by our Compensation Committee which determines all terms of awards under the Plan, who receives grants under the Plan and the number of common shares subject to the grant. Compensation Committee members must qualify as “outside directors” under Section 162(m) in order for awards under the Plan to qualify as deductible performance-based compensation under Section 162(m). All of our Compensation Committee members meet this requirement.

In the event of any “change of control” of EDR, including certain mergers, consolidations, divisions, business combinations, and the sale of all or substantially all of our assets, our Compensation Committee may, in its discretion, provide that all outstanding non-vested options, stock appreciation rights or restricted stock units will terminate as of the consummation of such change of control and/or may accelerate the exercisability of, or cause all vesting restrictions to lapse on, all outstanding options, stock appreciation rights or restricted stock units to a date within the 30-day period prior to the date of such change of control and/or may provide that holders of options, stock appreciation rights or restricted stock units will receive a payment in respect of cancellation of their awards based on the amount, if any, by which the per share consideration being paid for our common stock in connection with such corporate event exceeds the applicable exercise price. In addition, our Compensation Committee may, in its discretion, provide that all outstanding awards will vest upon any change of control of EDR.

Our Board of Directors may amend the Plan at any time. In addition, the Board of Directors may also suspend the granting of incentive awards under the Plan at any time and may terminate the Plan at any time. However, the Plan requires stockholder approval for any amendment that would, among other things, increase the maximum number of shares of common stock that may be issued pursuant to the Plan except to adjust the number of shares pursuant to provisions for changes in capital structure or that would otherwise violate the requirements of the NYSE.

The above description of the Plan is a summary and is qualified in its entirety by reference to the full text of the Plan. Accordingly, we advise you to review the Plan, a copy of which was filed with the SEC as Exhibit 10.3 to the registration statement on Form S-11 which was filed on January 11, 2005 and incorporated herein by reference.  A copy of the Plan has been filed with the SEC with this Proxy Statement, and any stockholder who wishes to obtain a copy of the Plan may do so by written request to 530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117, Attention: Randall H. Brown, Corporate Secretary.

Tax Matters

In general, a participant will not recognize taxable income at the time a stock option is granted. Upon exercise of a non-qualified stock option, a participant will recognize compensation, taxable as ordinary income, equal to the excess of the value of the common stock purchased over the exercise price. In the case of “incentive stock options,” within the meaning of Section 422 of the Internal Revenue Code, a participant will not recognize ordinary income at the time of exercise (except for purposes of the alternative minimum tax), and if the participant observes certain holding period requirements then when the shares are sold the entire gain over the exercise price will be taxable at capital gains rates. A participant has no taxable income at the time stock appreciation rights are granted, but will recognize compensation taxable as ordinary income upon exercise in an amount equal to the value of any shares of common stock delivered and the amount of cash paid by EDR. A participant who is granted shares of restricted stock, including shares subject to performance conditions, generally will not recognize taxable income at the time the restricted stock is granted, but will recognize compensation taxable as ordinary income at the time the restrictions lapse in an amount equal to the excess of the value of the common stock at such time over the amount, if any, paid for such shares. However, a participant instead may elect to recognize compensation taxable as ordinary income on the date the restricted stock is granted in an amount equal to the value of the shares on that date. A participant who receives shares of common stock that are not subject to any restrictions under the Plan will recognize compensation taxable as ordinary income on the date of grant in an amount equal to the value of such stock on that date.

Subject to the deduction limitation, described above, contained in Section 162(m), EDR may deduct, as a compensation expense, the amount of ordinary income recognized by an employee in connection with the Plan at the time such ordinary income is recognized by that employee.

The following table provides information with respect to the Plan under which our equity securities are authorized for issuance as of December 31, 2008.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	N/A	N/A	832,000	(2)
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	N/A	N/A	832,000

(1) Does not include 208,000 shares of restricted stock that are subject to vesting requirements and 275,000 PIUs which were issued through the Plan.
(2) The Plan initially reserved 800,000 shares of our common stock for issuance under the Plan. The amount of shares may be increased annually on January 1 of each year so that the total number of shares reserved under the Plan is equal to 4% of the aggregate number of shares outstanding on the last day of the preceding fiscal year, provided, however, that such annual increase generally may not exceed 80,000 shares.

As stated above, the performance measures are being submitted for stockholder reapproval at the Annual Meeting so that certain awards under the Plan can continue to be deductible by EDR pursuant to Section 162(m). However, stockholder reapproval of the performance measures is only one of several requirements under Section 162(m) that must be satisfied for awards under the Plan to qualify for the performance-based compensation exception, and approval of the Plan by stockholders should not be viewed as a guarantee that all amounts paid under the Plan will, in practice, be deductible by EDR.

OTHER MATTERS

Our management is not aware of any other matter to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this Proxy Statement.  However, should any other matter requiring a vote of the stockholders arise, the representatives named on the accompanying Proxy will vote in accordance with their discretion.

By Order of the Board of Directors,

Randall H. Brown
Secretary

Education Realty Trust, Inc. 2004 Incentive Plan

EDUCATION REALTY TRUST, INC.

2004 INCENTIVE PLAN

SECTION 1.

PURPOSE

The purpose of this Plan is to promote the interests of the Company by providing the opportunity to purchase or receive Shares, to receive Units, or to receive compensation that is based upon appreciation in the value of Shares or Units to Eligible Recipients in order to attract and retain Eligible Recipients by providing an incentive to work to increase the value of Shares and Units and a stake in the future of the Company that corresponds to the stake of each of the Company’s shareholders. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units, Restricted Unit Awards and Stock Appreciation Rights to aid the Company in obtaining these goals.

SECTION 2.

DEFINITIONS

Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and any Incentive Award Agreements under this Plan (unless noted otherwise), and for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender. Note that some definitions may not be used in this Plan, and may be inserted here solely for possible use in Incentive Award Agreements issued under this Plan.

2.1           BOARD means the Board of Directors of the Company.

2.2           CAUSE shall mean an act or acts by an Eligible Recipient involving (a) the use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company, a Parent or a Subsidiary, (b) the breach of any contract with the Company, a Parent or a Subsidiary, (c) the violation of any fiduciary obligation to the Company, a Parent or a Subsidiary, (d) the unlawful trading in the securities of the Company, a Parent or a Subsidiary, or of another corporation based on information gained as a result of the performance of services for the Company, a Parent or a Subsidiary, (e) a felony conviction or the failure to contest prosecution of a felony, or (f) willful misconduct, dishonesty, embezzlement, fraud, deceit or civil rights violations, or other unlawful acts.

2.3           CHANGE OF CONTROL means either of the following:

(a)           any transaction or series of transactions pursuant to which the Company sells, transfers, leases, exchanges or disposes of substantially all (i.e., at least eighty-five percent (85%)) of its assets for cash or property, or for a combination of cash and property, or for other consideration; or

(b)           any transaction pursuant to which persons who are not current shareholders of the Company acquire by merger, consolidation, reorganization, division or other business combination or transaction, or by a purchase of an interest in the Company, an interest in the Company so that after such transaction, the shareholders of the Company immediately prior to such transaction no longer have a controlling  (i.e., 50% or more) voting interest in the Company.

However, notwithstanding the foregoing, in no event shall an initial public offering of the Company’s Common Stock constitute a Change of Control.

2.4           CODE means the Internal Revenue Code of 1986, as amended.

2.5           COMMITTEE means any committee appointed by the Board to administer the Plan, as specified in Section 5 hereof. Any such committee shall be comprised entirely of Directors.

2.6           COMMON STOCK means the common stock, par value $0.01 per share, of the Company.

2.7           COMPANY means Education Realty Trust, Inc., a Maryland corporation, and any successor to such organization.

2.8           DIRECTOR means a member of the Board.

2.9           ELIGIBLE RECIPIENT means an Employee and/or a Key Person.

2.10           EMPLOYEE means a common law employee of the Company, a Subsidiary or a Parent.

2.11           EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

2.12           EXERCISE PRICE means the price that shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

2.13           FAIR MARKET VALUE of each Share on any date means the price determined below as of the close of business on such date (provided, however, if for any reason, the Fair Market Value per share cannot be ascertained or is unavailable for such date, the Fair Market Value per share shall be determined as of the nearest preceding date on which such Fair Market Value can be ascertained):

 (a)           If the Share is listed or traded on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sale price for the Share (or the mean of the closing bid and ask prices, if no sales were reported), on such exchange or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

 (b)           If the Share is not listed or traded on any established stock exchange or a national market system, its Fair Market Value shall be the average of the closing dealer “bid” and “ask” prices of a Share as reflected on the NASDAQ interdealer quotation system of the National Association of Securities Dealers, Inc. on the date of such determination; or

 (c)           In the absence of an established public trading market for the Share, the Fair Market Value of a Share shall be determined in good faith by the Board.

2.14           FLSA EXCLUSION means the provisions of Section 7(e) of the Fair Labor Standards Act of 1938 (the “FLSA”) that exempt certain stock-based compensation from inclusion in overtime determinations under the FLSA.

2.15           INCENTIVE AWARD means an ISO, a NQSO, a Restricted Stock Award, a Restricted Stock Unit, a Restricted Unit Award or a Stock Appreciation Right.

2.16           INCENTIVE AWARD AGREEMENT means an agreement between the Company, a Parent or a Subsidiary, and a Participant evidencing an award of an Incentive Award.

2.17           INITIAL LIMITED PARTNER shall mean Education Realty Limited Partner, LLC, a Delaware limited liability company.

2.18           INSIDER means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

2.19           ISO means an option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Code Section 422 as an incentive stock option.

2.20           KEY PERSON means (1) a member of the Board who is not an Employee, or (2) a consultant or advisor; provided, however, that such consultant or advisor must be a natural person who is providing or will be providing bona fide services to the Company, a Subsidiary or a Parent, with such services (i) not being in connection with the offer or sale of securities in a capital-raising transaction, and (ii) not directly or indirectly promoting or maintaining a market for securities of the Company, a Subsidiary or a Parent, within the meaning of the general instructions to SEC Form S-8.

2.21           NQSO means an option granted under this Plan to purchase Shares that is not intended by the Company to satisfy the requirements of Code Section 422.

2.22           OPTION means an ISO or a NQSO.

2.23           OUTSIDE DIRECTOR means a Director who is not an Employee and who qualifies as (1) a “non-employee director” under Rule 16b-3(b)(3) under the 1934 Act, as amended from time to time, and (2) an “outside director” under Code Section 162(m) and the regulations promulgated thereunder.

2.24           PARENT means any corporation (other than the corporation employing a Participant) in an unbroken chain of corporations ending with the corporation employing a Participant if, at the time of the granting of the Incentive Award, each of the corporations other than the corporation employing the Participant owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporation in such chain. However, for purposes of interpreting any Incentive Award Agreement issued under this Plan as of a date of determination, Parent shall mean any corporation (other than the corporation employing a Participant) in an unbroken chain of corporations ending with the corporation employing a Participant if, at the time of the granting of the Incentive Award and thereafter through such date of determination, each of the corporations other than the corporation employing the Participant owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporation in such chain.

2.25           PARTICIPANT means individual who receives an Incentive-Award hereunder.

2.26           PERFORMANCE-BASED EXCEPTION means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

2.27           PLAN means the Education Realty Trust, Inc. 2004 Incentive Plan, as may be amended from time to time.

2.28           RESTRICTED STOCK AWARD means an award of Shares granted to a Participant under this Plan whereby the Participant has immediate rights of ownership in the Shares underlying the award, but such Shares are subject to restrictions in accordance with the terms and provisions of this Plan and the Incentive Award Agreement pertaining to the award and may be subject to forfeiture by the individual until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such shares are forfeited, pursuant to the terms and provisions of the Incentive Award Agreement pertaining to the award.

2.29           RESTRICTED STOCK UNIT means a contractual right granted to a Participant under this Plan to receive a Share that is subject to restrictions of this Plan and the applicable Incentive Award Agreement.

2.30           RESTRICTED UNIT AWARD means an award of Units granted to a Participant under this Plan whereby the Participant has immediate rights of ownership in the Units underlying the award, but such Units are subject to restrictions in accordance with the terms and provisions of this Plan and the limited liability company agreement of the Initial Limited Partner and may be subject to additional restrictions in accordance with the terms of an Incentive Award Agreement pertaining to the award, including provisions causing the Units to be subject to forfeiture by the individual until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such shares are forfeited, pursuant to the terms and provisions of any Incentive Award Agreement pertaining to the award.

2.31           SAR EXERCISE PRICE means the amount per Share specified in an Incentive Award Agreement with respect to a Stock Appreciation Right, the excess of the Fair Market Value of a Share over and above such amount, the holder of such Stock Appreciation Right may be able to receive upon the exercise or payment of such Stock Appreciation Right.

2.32           SHARE means a share of the Common Stock of the Company.

2.33           STOCK APPRECIATION RIGHT means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the individual, without payment to the Company (except for any applicable withholding or other taxes), receives cash, Shares, a combination thereof, or such other consideration as the Board may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the exercise price per Share noted in the Stock Appreciation Right for each Share subject to the Stock Appreciation Right.

2.34           SUBSIDIARY means any corporation partnership, limited liability company or other entity (other than the entity employing such Participant) in an unbroken chain of corporations beginning with the corporation employing such Participant if, at the time of the granting of the Incentive Award, each of the entities other than the last entity in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of one of the other entities in such chain. However, for purposes of interpreting any Incentive Award Agreement issued under this Plan as of a date of determination, Subsidiary shall mean any entity (other than the entity employing such Participant) in an unbroken chain of entities beginning with the entity employing such Participant if, at the time of the granting of the Incentive Award and thereafter through such date of determination, each of the entities other than the last entity in the unbroken chain owns fifty percent (50%) or more of the total combined voting power of one of the other entities in such chain.

2.35           TEN PERCENT SHAREHOLDER means a person who owns (after taking into account the attribution rules of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of stock of either the Company, a Subsidiary or a Parent.

2.36           UNIT shall mean a “Profits Interest Unit” as designated under the limited liability company agreement forming the Initial Limited Partner which represents the right to receive profits and appreciation earned by, or which inure to, the Initial Limited Partner after the date of issuance of such Unit, pursuant to the terms and provisions of the limited liability company operating agreement forming the Initial Limited Partner.

SECTION 3.

SHARES SUBJECT TO INCENTIVE AWARDS

The total number of Shares reserved for issuance under this Plan shall not exceed eight hundred thousand (800,000), plus an annual amount for each calendar year beginning with the calendar year that begins on January 1, 2006, such that the total number of Shares reserved for issuance under this Plan will be equal to four percent (4%) of the aggregate number of Shares outstanding on the last day of the preceding calendar year; provided, however, in no event shall the increase in the number of Shares from one fiscal year to the next exceed eighty thousand (80,000), all as adjusted pursuant to Section 10. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares that have been reacquired by the Company. Furthermore, any Shares subject to an Incentive Award that remain after the cancellation, expiration or exchange of such Incentive Award thereafter shall again become available for use under this Plan. The total number of Shares that may be issued pursuant to the exercise of ISOs under this plan shall at all times be exactly the same as the total number of Shares that may be issued pursuant to Stock Incentives under this Plan pursuant to the preceding three sentences. Notwithstanding anything herein to the contrary, no Participant may be granted Incentive Awards covering an aggregate number of Shares in excess of one hundred thousand (100,000) in any calendar year, and any Shares subject to an Incentive Award which again become available for use under this Plan after the cancellation, expiration or exchange of such Incentive Award thereafter shall continue to be counted in applying this calendar year Participant limitation.

SECTION 4.

EFFECTIVE DATE

The effective date of this Plan shall be the date of the consummation of the Company’s initial public offering.

SECTION 5.

ADMINISTRATION

5.1           GENERAL ADMINISTRATION. This Plan shall be administered by the Board. The Board, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Board shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board’s actions shall be binding on the Company, on each affected Eligible Recipient, and on each other person directly or indirectly affected by such actions.

5.2           AUTHORITY OF THE BOARD. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Eligible Recipients who shall participate in the Plan, to determine the sizes and types of Incentive Awards in a manner consistent with the Plan, to determine the terms and conditions of Incentive Awards in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan’s administration, and to amend the terms and conditions of any outstanding Incentive Awards as allowed under the Plan and such Incentive Awards. Further, the Board may make all other determinations which may be necessary or advisable for the administration of the Plan.

5.3           DELEGATION OF AUTHORITY. The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of not less than two (2) independent Directors. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee where the Board has delegated its authority to the Committee, and any action by the Committee pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee at any time, in whole or in part. With respect to Committee appointments and composition, only a Committee (or a sub-committee thereof) comprised solely of two (2) or more Outside Directors may grant Incentive Awards that will meet the Performance-Based Exception, and only a Committee comprised solely of Outside Directors may grant Incentive Awards to Insiders that will be exempt from Section 16(b) of the Exchange Act.

5.4           DECISIONS BINDING. All determinations and decisions made by the Board (or its delegate) pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its shareholders, Directors, Eligible Recipients, Participants, and their estates and beneficiaries, and the Initial Limited Partner, its partners, and their estates and beneficiaries.

5.5           INDEMNIFICATION FOR DECISIONS. No member of the Board or the Committee (or a sub-committee thereof) shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee (or a sub-committee thereof) shall constitute service as a director of the Company so that the members of the Committee (or a sub-committee thereof) shall be entitled to indemnification and reimbursement as directors of the Company pursuant to its bylaws and applicable law. In addition, the members of the Board, Committee (or a sub-committee thereof) shall be indemnified by the Company against (a) the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Incentive Award granted hereunder, and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such individual is liable for gross negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit or proceeding a Committee member or delegatee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

5.6           UNITS AS INCENTIVE AWARDS. To the extent that any Incentive Awards involve Units, the Board, acting for the Company as manager of the Initial Limited Partner, shall cause the Initial Limited Partner to issue Units pursuant to the terms and provisions of the Plan.

SECTION 6.

ELIGIBILITY

Eligible Recipients selected by the Board shall be eligible for the grant of Incentive Awards under this Plan, but no Eligible Recipient shall have the right to be granted an Incentive Award under this Plan merely as a result of his or her status as an Eligible Recipient. Only Employees shall be eligible to receive a grant of ISO’s.

SECTION 7.

TERMS OF INCENTIVE AWARDS

7.1         TERMS AND CONDITIONS OF ALL INCENTIVE AWARDS.

(a)           Grants of Incentive Awards. The Board, in its absolute discretion, shall grant Incentive Awards under this Plan from time to time and shall have the right to grant new Incentive Awards in exchange for outstanding Incentive Awards, including, but not limited to, exchanges of Stock Options for the purpose of achieving a lower Exercise Price. Incentive Awards shall be granted to Eligible Recipients selected by the Board, and the Board shall be under no obligation whatsoever to grant any Incentive Awards, or to grant Incentive Awards to all Eligible Recipients, or to grant all Incentive Awards subject to the same terms and conditions.

(b)           Shares & Units Subject to Incentive Awards. The number of Shares or Units as to which an Incentive Award shall be granted shall be determined by the Board in its sole discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan.

(c)           Incentive Award Agreements. Each Incentive Award shall be evidenced by an Incentive Award Agreement executed by the Company, a Parent or a Subsidiary, and the Participant, which shall be in such form and contain such terms and conditions as the Board in its discretion may, subject to the provisions of the Plan, from time to time determine. Notwithstanding the foregoing, Restricted Unit Awards must be evidenced by an Incentive Award Agreement only if the grant of such Units is subject to terms, conditions and restrictions in addition to those contained in this Plan and the limited liability company agreement of the Initial Limited Partner.

(d)           Date of Grant. The date an Incentive Award is granted shall be the date on which the Board (1) has approved the terms and conditions of any Incentive. Award Agreement, (2) has determined the recipient of the Incentive Award and the number of Shares or Units covered by the Incentive Award and (3) has taken all such other action necessary to direct the grant of the Incentive Award.

7.2         TERMS AND CONDITIONS OF OPTIONS.

(a)           Necessity of Incentive Award Agreements. Each grant of an Option shall be evidenced by an Incentive Award Agreement that shall specify whether the Option is an ISO or NQSO, and incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of Shares subject to the Option that first become exercisable during any calendar year. The Board and/or the Company shall have complete discretion to modify the terms and provisions of an Option in accordance with Section 12 of this Plan even though such modification may change the Option from an ISO to a NQSO.

(b)           Determining Optionees. In determining Eligible Recipient(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Board may take into account the recommendations of the Chief Executive Officer of the Company and its other officers, the duties of the Eligible Recipient, the present and potential contributions of the Eligible Recipient to the success of the Company, and other factors deemed relevant by the Board, in its sole discretion, in connection with accomplishing the purpose of this Plan. An Eligible Recipient who has been granted an Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options. If the Board grants an ISO and a NQSO to an Eligible Recipient on the same date, the right of the Eligible Recipient to exercise one such Option shall not be conditioned on his or her failure to exercise the other such Option.

(c)           Exercise Price. Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price shall be as set forth in the applicable Incentive Award Agreement. With respect to each grant of an ISO to a Participant who is not a Ten Percent Shareholder, the Exercise Price shall not be less than the Fair Market Value on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Shareholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the ISO is granted. If an Incentive Award is a NQSO, the Exercise Price for each Share shall be no less than (1) the minimum price required by applicable state law, or (2) the minimum price required by the Company’s governing instrument, or (3) $0.01, whichever price is greater. Any Incentive Award intended to meet the Performance-Based Exception must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of the Shares subject thereto determined as of the date of such grant. Any Incentive Award intended to meet the FLSA Exclusion must be granted with an Exercise Price equivalent to or greater than eighty-five percent (85%) of the Fair Market Value of the Shares subject thereto on the date granted determined as of the date of such grant. Any Option that is intended to avoid taxation under Code Section 409A as a “nonqualified deferred compensation plan” must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of the Shares subject thereto determined as of the date of such grant.

(d)           Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Incentive Award Agreement, but no Incentive Award Agreement shall:

  (i)           make an Option exercisable before the date such Option is granted; or

  (ii)           make an Option exercisable after the earlier of:

   (A)           the date such Option is exercised in full, or

   (B)           the date that is the tenth (10th) anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a non-Ten Percent Shareholder, or the date that is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder. An Incentive Award Agreement may provide for the exercise of an Option after the employment of an Employee has terminated for any reason whatsoever, including death or disability. The Employee’s rights, if any, upon termination of employment will be set forth in the applicable Incentive Award Agreement.

(e)           Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares. Payment for shares of Stock purchased pursuant to exercise of an Option shall be made in cash or, unless the Incentive Award Agreement provides otherwise, by delivery to the Company of a number of Shares that have been owned and completely paid for by the holder for at least six (6) months prior to the date of exercise (i.e., “mature shares” for accounting purposes) having an aggregate Fair Market Value equal to the amount to be tendered, or a combination thereof. In addition, unless the Incentive Award Agreement provides otherwise, the Option may be exercised through a brokerage transaction following registration of the Company’s equity securities under Section 12 of the Exchange Act as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002. However, notwithstanding the foregoing, with respect to any Option recipient who is an Insider, a tender of shares or a cashless exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Incentive Award Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a shareholder. Other methods of payment may also be used if approved by the Board in its sole and absolute discretion and provided for under the Incentive Award Agreement.

(f)           Conditions to Exercise of an Option. Each Option granted under the Plan shall vest and shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Incentive Award Agreement; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may vest or be exercised in whole or in part. Notwithstanding the foregoing, an Option intended to meet the FLSA Exclusion shall not be exercisable for at least six (6) months following the date it is granted, except by reason of death, disability, retirement, a change in corporate ownership or other circumstances permitted under regulations promulgated under the FLSA Exclusion. Furthermore, if the recipient of an Option receives a hardship distribution from a Code Section 401(k) plan of the Company, or any Parent or Subsidiary, the Option may not be exercised during the six-month period following the hardship distribution, unless the Company determines that such exercise would not jeopardize the tax-qualification of the Code Section 401(k) plan. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, vesting or performance-based restrictions, rights of the Company to re-purchase Shares acquired pursuant to the exercise of an Option, voting restrictions, investment intent restrictions, restrictions on transfer, “first refusal” rights of the Company to purchase Shares acquired pursuant to the exercise of an Option prior to their sale to any other person, “drag along” rights requiring the sale of shares to a third party purchaser in certain circumstances, “lock up” type restrictions in the case of an initial public offering of the Company’s stock, restrictions or limitations or other provisions that would be applied to shareholders under any applicable agreement among the shareholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.

(g)           Transferability of Options. An Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Option, if such Option is a NQSO, such Option may be exercised by such Participant’s legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant who shall be able to exercise the Option if the Participant is incapacitated shall be determined by the Board in its sole and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Incentive Award Agreement, a NQSO may also be transferred by a Participant as a bona fide gift (i) to his spouse, lineal descendant or lineal ascendant, siblings and children by adoption, (ii) to a trust for the benefit of one or more individuals described in clause (i) and no other persons, or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Incentive Award Agreement and other agreements with the Participant in connection with the exercise of the Option and purchase of Shares. In the event of such a gift, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Incentive Award Agreement and other agreements with the Participant.

(h)           Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section, any Option in substitution for a stock option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with Code Section 424(a) and the regulations thereunder and may contain such other terms and conditions as the Board may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued stock option being replaced thereby.

(i)           ISO Tax Treatment Requirements. With respect to any Option that purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of stock with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000.00), such Option shall not be treated as an ISO in accordance with Code Section 422(d). The rule of the preceding sentence is applied in the order in which Options are granted. Also, with respect to any Option that purports to be an ISO, such Option shall not be treated as an ISO if the Participant disposes of shares acquired thereunder within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option, or if the Participant has not met the requirements of Code Section 422(a)(2).

7.3           TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a SAR Exercise Price that shall be not less than the Exercise Price for that number of Shares in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or in the case of any other Stock Appreciation Right, not less than one hundred percent (100%) of the Fair Market Value of that number of Shares at the time the Stock Appreciation Right was granted. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

(a)           Payment. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or Shares (at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Incentive Award Agreement or, in the absence of such provision, as the Board may determine. To the extent that a Stock Appreciation Right is paid in cash, it shall nonetheless be deemed paid in Shares for purposes of Section 3 hereof.

(b)           Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Incentive Award Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Board, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part. The exercisability of a Stock Appreciation Right that is intended to avoid taxation under Code Section 409A as a “nonqualified deferred compensation plan” must be carefully restricted in accordance with Code Section 409A requirements. Furthermore, if the recipient of a Stock Appreciation Right receives a hardship distribution from a Code Section 401(k) plan of the company, or any Parent or Subsidiary, the Stock Appreciation Right may not be exercised during the six-month period following the hardship distribution, unless the Company determines that such exercise would not jeopardize the tax-qualification of the Code Section 401(k) plan.

(c)           Transferability of Stock Appreciation Rights. Except as otherwise provided in a Participant’s Incentive Award Agreement, no Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Incentive Award Agreement, all Stock Appreciation Rights granted to a Participant under the Plan shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Stock Appreciation Right, such Stock Appreciation Right may be exercised by such Participant’s legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant shall be determined by the Board in its sole and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Incentive Award Agreement, (A) a Stock Appreciation Right which is granted in connection with the grant of a NQSO may be transferred, but only with the NQSO, and (B) a Stock Appreciation Right which is not granted in connection with the grant of a NQSO, may be transferred by the Participant as a bona fide gift (i) to his spouse, lineal descendant or lineal ascendant, siblings and children by adoption, (ii) to a trust for the benefit of one or more individuals described in clause (i), or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Incentive Award Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right. In the event of such a gift, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Incentive Award Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right.

(d)           Special Provisions for Tandem SARs. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO (1) will expire no later than the expiration of the underlying ISO, (2) may be for no more than the difference between the exercise price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised, (3) may be transferable only when, and under the same conditions as, the underlying ISO is transferable, and (4) may be exercised only (i) when the underlying ISO could be exercised and (ii) when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of the ISO.

(e)           Code Section 409A Requirements. A Stock Appreciation Right must meet certain restrictions contained in Code Section 409A if it is to avoid taxation under Code Section 409A as a “nonqualified deferred compensation plan.” No Stock Appreciation Right should be granted under this Plan without careful consideration of the impact of Code Section 409A with respect to such grant upon both the Company and the recipient of the Stock Appreciation Right.

7.4         TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

(a)           Grants of Restricted Stock Awards. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. Restricted Stock Awards issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon the attainment (as determined by the Board) of performance goals established pursuant to the business criteria listed in Section 14, or based upon any other criteria that the Board may determine appropriate. Any Restricted Stock Award which becomes exercisable based on the attainment of performance goals must be granted by a Committee, must have its performance goals determined by such a Committee based upon one or more of the business criteria listed in Section 14, and must have the attainment of such performance goals certified in writing by such a Committee in order to meet the Performance-Based Exception. The Board may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment; provided, however, if the recipient of a Restricted Stock Award receives a hardship distribution from a Code Section 401(k) plan of the Company, or any Parent or Subsidiary, the recipient may not pay any amount for such Restricted Stock Award during the six-month period following the hardship distribution, unless the Company determines that such payment would not jeopardize the tax-qualification of the Code Section 401(k).

(b)           Acceleration of Award. The Board shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant.

(c)           Necessity of Incentive Award Agreement. Each grant of a Restricted Stock Award shall be evidenced by an Incentive Award Agreement that shall specify the terms, conditions and restrictions regarding the Shares awarded to a Participant, and shall incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan. The Board shall have complete discretion to modify the terms and provisions of Restricted Stock Awards in accordance with Section 12 of this Plan.

(d)           Restrictions on Shares Awarded. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Restricted Stock Award as it may deem advisable, including, without limitation, vesting or performance-based restrictions, rights of the Company to re-purchase Shares acquired pursuant to the Restricted Stock Award, voting restrictions, investment intent restrictions, restrictions on transfer, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Restricted Stock Award prior to their sale to any other person, “drag along” rights requiring the sale of shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with public offerings of the Company’s stock, restrictions or limitations or other provisions that would be applied to shareholders under any applicable agreement among the shareholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.

(e)           Transferability of Restricted Stock Awards. A Restricted Stock Award may not be transferred by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution.

(f)           Voting, Dividend & Other Rights. Unless the applicable Incentive Award Agreement provides otherwise, holders of Restricted Stock Awards shall be entitled to vote and shall receive dividends during the periods of restriction.

7.5 TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS.

(a)           Grants of Restricted Stock Units. A Restricted Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Board in the Incentive Award Agreement evidencing such award. Restricted Stock Units issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon other criteria that the Board may determine appropriate. The Board may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment; provided, however, if the recipient of a Restricted Stock Award receives a hardship distribution from a Code Section 401(k) plan of the Company, or any Parent or Subsidiary, no payment for the Restricted Stock Unit may be made by the recipient during the six-month period following the hardship distribution, unless the Company determines that such payment would not jeopardize the tax-qualification of the Code Section 401(k) Plan.

(b)           Vesting of Restricted Stock Units. The Board shall establish the vesting schedule applicable to Restricted Stock Units and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Restricted Stock Units subject to such Incentive Award Agreement shall remain subject to forfeiture.

(c)           Acceleration of Award. The Board shall have the power to permit, in its sole discretion, an acceleration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Restricted Stock Units awarded to a Participant.

(d)           Necessity of Incentive Award Agreement. Each grant of Restricted Stock Unit(s) shall be evidenced by an Incentive Award Agreement that shall specify the terms, conditions and restrictions regarding the Participant’s right to receive Share(s) in the future, and shall incorporate such other terms and conditions as the Board, acting in its sole discretion, deems consistent with the terms of this Plan. The Board shall have sole discretion to modify the terms and provisions of Restricted Stock Unit(s) in accordance with Section 12 of this Plan.

(e)           Transferability of Restricted Stock Units. Except as otherwise provided in a Participant’s Restricted Stock Unit Award, no Restricted Stock Unit granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution.

(f)           Voting, Dividend & Other Rights. Unless the applicable Incentive Award Agreement provides otherwise, holders of Restricted Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units.

(g)           Code Section 409A Requirements. A Restricted Stock Unit must meet certain restrictions contained in Code Section 409A if it is to avoid taxation under Code Section 409A as a “nonqualified deferred compensation plan.” No Restricted Stock Unit should be granted under this Plan without careful consideration of the impact of Code Section 409A with respect to such grant upon both the Company and the recipient of the Restricted Stock Unit.

7.6         TERMS AND CONDITIONS OF RESTRICTED UNIT AWARDS.

(a)           Grants of Restricted Unit Awards. Units awarded pursuant to Restricted Unit Awards may be subject to such terms, conditions and restrictions as determined by the Board for periods determined by the Board in addition to the terms, conditions and restrictions as contained in the limited liability company agreement of the Initial Limited Partner. Restricted Unit Awards issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon the attainment (as determined by the Board) of performance goals established pursuant to the business criteria listed in Section 14, or based upon any other criteria that the Board may determine appropriate. Any Restricted Unit Award which becomes exercisable based on the attainment of performance goals must be granted by a Committee, must have its performance goals determined by such a Committee based upon one or more of the business criteria listed in Section 14, and must have the attainment of such performance goals certified in writing by such a Committee in order to meet the Performance-Based Exception.

(b)           Acceleration of Award. The Board shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Units awarded to a Participant.

(c)           Incentive Award Agreement. Each grant of a Restricted Unit Award may be evidenced by an Incentive Award Agreement that shall specify any terms, conditions and restrictions regarding the Units awarded to a Participant in addition to the terms, conditions and restrictions as contained in the limited liability company agreement of the Initial Limited Partner, and shall incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan. The Board shall have complete discretion to modify the terms and provisions of Restricted Unit Awards in accordance with Section 12 of this Plan.

(d)           Restrictions on Units Awarded. Units awarded pursuant to Restricted Unit Awards may be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Units acquired pursuant to a Restricted Stock Award as it may deem advisable, including, without limitation, vesting or performance-based restrictions, rights of the Company to re-purchase Units acquired pursuant to the Restricted Units Award, voting restrictions, investment intent restrictions, restrictions on transfer, “first refusal” rights of the Company to purchase Units acquired pursuant to the Restricted Unit Award prior to their sale to any other person, “drag along” rights requiring the sale of Units to a third party purchaser in certain circumstances, restrictions or limitations or other provisions that would be applied to other holders of Units under any applicable agreement among the holders of Units or under the limited liability company agreement of the Initial Limited Partner, and restrictions under applicable federal securities laws, and/or under any blue sky or state securities laws applicable to such Units.

(e)           Transferability of Restricted Unit Awards. A Restricted Unit Award may not be transferred by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution.

(f)           Other Rights. The holders of Restricted Unit Awards shall be entitled to only such rights as are afforded such holders under the limited liability company agreement of the Initial Limited Partner.

(g)           Code Section 409A Requirements. A Restricted Unit Award must meet certain restrictions contained in Code Section 409A if it is to avoid taxation under Code Section 409A as a “nonqualified deferred compensation plan.” No Restricted Unit Award should be granted under this Plan without careful consideration of the impact of Code Section 409A with respect to such grant upon both the Company and the recipient of the Restricted Unit Award.

SECTION 8.

SECURITIES REGULATION

Each Incentive Award Agreement may provide that, upon the receipt of Shares or Units as a result of the exercise of an Incentive Award or otherwise, the Participant shall, if so requested by the Company, hold such Shares or Units for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company and/or the Initial Limited Partner a written statement satisfactory to the Company to that effect. Each Incentive Award Agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company and/or the Initial Limited Partner that he or she will not sell or offer to sell any of such Shares or Units unless a registration statement shall be in effect with respect to such Shares or Units under the Securities Act of 1933, as amended (“1933 Act”), and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares or Units transferred upon the exercise of an Incentive Award granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares or Units have not been registered under the 1933 Act or any applicable state securities law and that such Shares or Units may not be sold or offered for sale in the absence of an effective registration statement as to such Shares or Units under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

SECTION 9.

LIFE OF PLAN

No Incentive Award shall be granted under this Plan on or after the earlier of:

(a)           the tenth (10th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Incentive Awards have been exercised in full or no longer are exercisable, or

(b)           the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the exercise of Incentive Awards granted under this Plan or lapse of all restrictions under a Restricted Stock Award or Restricted Stock Unit or Restricted Unit Award) been issued or no longer are available for use under this Plan, in which event this Plan also shall terminate on such date.

This Plan shall continue in effect until all outstanding Incentive Awards have been exercised in full or are no longer exercisable and all Restricted Stock Awards or Restricted Stock Units or Restricted Unit Awards have vested or been forfeited.

SECTION 10.

ADJUSTMENT

Notwithstanding anything in Section 12 to the contrary, the number of Shares reserved under Section 3 of this Plan, the limit on the number of Shares that may be granted during a calendar year to any individual under Section 3 of this Plan, the number of Shares or Units subject to Incentive Awards granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights, shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company or the Initial Limited Partner, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner that satisfies the requirements of Code Section 424(a)) the number of Shares reserved under Section 3, and the number of Shares or Units subject to Incentive Awards granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights in the event of any corporate transaction described in Code Section 424(a) that provides for the substitution or assumption of such Incentive Awards. If any adjustment under this Section creates a fractional Share or Unit or a right to acquire a fractional Share or Unit, such fractional Share or Unit shall be disregarded, and the number of Shares or Units reserved under this Plan and the number subject to any Incentive Awards granted under this Plan shall be the next lower number of Shares or Units, rounding all fractions downward. An adjustment made under this Section by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.

SECTION 11.

CHANGE OF CONTROL OF THE COMPANY

11.1            General Rule for Options. Except as otherwise provided in an Incentive Award Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Options granted under this Plan, with respect to any Option granted under this Plan that is not so assumed or substituted (a “Non-Assumed Option”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Options, take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

    (a)           Accelerate the vesting and/or exercisability of such Non-Assumed Option; and/or

    (b)           Unilaterally cancel any such Non-Assumed Option which has not vested and/or which has not become exercisable as of the Action Effective Date; and/or

    (c)           Unilaterally cancel such Non-Assumed Option in exchange for:

  (i)           whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the aggregate Exercise Price for such Shares; or

 (ii)           cash or other property equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the aggregate Exercise Price for such Shares; and/or

(d)           Unilaterally cancel such Non-Assumed Option after providing the holder of such Option with (1) an opportunity to exercise such Non-Assumed Option to the extent vested and/or exercisable within a specified period prior to the date of the Change of Control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period; and/or

(e)           Unilaterally cancel such Non-Assumed Option and notify the holder of such Option of such action, but only if the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) does not exceed the aggregate Exercise Price for such Shares.

However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed Option is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless an Incentive Award Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.

11.2          General Rule for SARs. Except as otherwise provided in an Incentive Award Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Stock Appreciation Rights granted under this Plan, with respect to any Stock Appreciation Right granted under this Plan that is not so assumed or substituted (a “Non-Assumed SAR”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed SARs, take either or both of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

  (a)           Accelerate the vesting and/or exercisability of such Non-Assumed SAR; and/or

  (b)           Unilaterally cancel any such Non-Assumed SAR which has not vested or which has not become exercisable as of the Action Effective Date; and/or

  (c)           Unilaterally cancel such Non-Assumed SAR in exchange for:

  (i)           whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the SAR Exercise Price for such Non-Assumed SAR; or

  (ii)           cash or other property equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the SAR Exercise Price for such Non-Assumed SAR; and/or

  (d)             Unilaterally cancel such Non-Assumed SAR after providing the holder of such SAR with (1) an opportunity to exercise such Non-Assumed SAR to the extent vested and/or exercisable within a specified period prior to the date of the Change of Control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period; and/or

  (e)             Unilaterally cancel such Non-Assumed SAR and notify the holder of such SAR of such action, but only if the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) does not exceed the SAR Exercise Price for such Non-Assumed SAR.

However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed SAR is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless an Incentive Award Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of a SAR.

11.3          General Rule for Restricted Stock Units. Except as otherwise provided in an Incentive Award Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Restricted Stock Units granted under this Plan, with respect to any Restricted Stock Unit granted under this Plan that is not so assumed or substituted (a “Non-Assumed RSU”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed RSUs, take either or both of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

  (a)           Accelerate the vesting of such Non-Assumed RSU; and/or

  (b)           Unilaterally cancel any such Non-Assumed RSU which has not vested as of the Action Effective Date; and/or

  (c)           Unilaterally cancel such Non-Assumed RSU in exchange for:

  (i)           whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that are equal to the number of Shares subject to such Non-Assumed RSU determined as of the Action Effective Date (taking into account vesting); or

  (ii)           cash or other property equal in value to the Fair Market Value of the Shares subject to such Non-Assumed RSU determined as of the Action Effective Date (taking into account vesting); and/or

  (d)           Unilaterally cancel such Non-Assumed RSU and notify the holder of such RSU of such action, but only if the Fair Market Value of the Shares that were subject to such Non-Assumed RSU determined as of the Action Effective Date (taking into account vesting) is zero.

However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed RSU is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless an Incentive Award Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an RSU.

11.4          General Rule for Other Incentive Award Agreements.  If a Change of Control occurs, then, except to the extent otherwise provided in the Incentive Award Agreement pertaining to a particular Incentive Award or as otherwise provided in this Plan, each Incentive Award shall be governed by applicable law and the documents effectuating the Change of Control.

SECTION 12.

AMENDMENT OR TERMINATION

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company (a) to increase the number of Shares reserved under Section 3, except as set forth in Section 10, (b) to extend the maximum life of the Plan under Section 9 or the maximum exercise period under Section 7, (c) to decrease the minimum Exercise Price under Section 7, or (d) to change the designation of Eligible Recipients eligible for Incentive Awards under Section 6. Shareholder approval of other material amendments (such as an expansion of the types of awards available under the Plan, an extension of the term of the Plan, a change to the method of determining the Exercise Price of Options issued under the Plan, or a change to the provisions of Section 7.2(j)) may also be required pursuant to rules promulgated by an established stock exchange or a national market system if the Company is, or become, listed or traded on any such established stock exchange or national market system, or for the Plan to continue to be able to issue Incentive Awards which meet the Performance-Based Exception. The Board also may suspend the granting of Incentive Awards under this Plan at any time and may terminate this Plan at any time. The Company shall have the right to modify, amend or cancel any Incentive Award after it has been granted if (I) the modification, amendment or cancellation does not diminish the rights or benefits of the Incentive Award recipient under the Incentive Award (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to an Incentive Award shall not be deemed as a diminishment of rights or benefits of such Incentive Award), (II) the Participant consents in writing to such modification, amendment or cancellation, (III) there is a dissolution or liquidation of the Company, (IV) this Plan and/or the Incentive Award Agreement expressly provides for such modification, amendment or cancellation, or (V) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law.

SECTION 13.

MISCELLANEOUS

13.1           SHAREHOLDER OR UNIT-HOLDER RIGHTS. No Participant shall have any rights as a shareholder of the Company or a Unit holder of the Initial Limited Partner as a result of the grant of an Incentive Award to him or to her under this Plan or his or her exercise of such Incentive Award pending the actual delivery of Shares or Units subject to such Incentive Award to such Participant.

13.2           NO GUARANTEE OF CONTINUED RELATIONSHIP. The grant of an Incentive Award to a Participant under this Plan shall not constitute a contract of employment and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Incentive Award Agreement that evidences his or her Incentive Award.

13.3           WITHHOLDING.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the fulfillment of any Incentive Award, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to an Incentive Award. Whenever Shares are to be issued to a Participant upon exercise of an Option or a Stock Appreciation Right, or satisfaction of conditions under a Restricted Stock Unit, or grant of or substantial vesting of a Restricted Stock Award, the Company shall have the right to require the Participant to remit to the Company, as a condition of exercise of the Option or Stock Appreciation Right, or as a condition to the fulfillment of the Restricted Stock Unit, or as a condition to the grant or substantial vesting of the Restricted Stock Award, an amount in cash (or, unless the Incentive Award Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of such exercise, satisfaction of conditions, or grant or substantial vesting. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Incentive Award Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of an Incentive Award. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company unless the Company retains only Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.

13.4           NOTIFICATION OF DISQUALIFYING DISPOSITIONS OF ISO OPTIONS. If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option that is an ISO on or before the later of (1) the date two (2) years after the date of grant of such Option, or (2) the date one (1) year after the exercise of such Option, then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he may be subject to federal, state and/or local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that he shall include the compensation from such early disposition in his gross income for federal tax purposes. Participant also acknowledges that the Company may condition the exercise of any Option that is an ISO on the Participant’s express written agreement with these provisions of this Plan.

13.5           TRANSFER. The transfer of an Employee between or among the Company, a Subsidiary or a Parent shall not be treated as a termination of his or her employment under this Plan. The transfer of an Employee between or among the Company and the Initial Limited Partner shall also not be treated as a termination of his or her employment under this Plan. However, notwithstanding the foregoing, a termination of employment may nonetheless occur for purposes of determining whether an Option will satisfy the requirements of the Code to be an ISO.

13.6           CONSTRUCTION. This Plan shall be construed under the laws of the State of Maryland.

SECTION 14.

PERFORMANCE CRITERIA

14.1           PERFORMANCE GOAL BUSINESS CRITERIA. Unless and until the Board proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Section, the attainment of which may determine the degree of payout and/or vesting with respect to Incentive Awards to Employees and Key Persons pursuant to this Plan which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used by a Committee composed of two (2) or more Outside Directors for purposes of such grants shall be chosen from among the following:

(a)	Earnings per share;

(b)	Net income (before or after taxes);

(c)	Return measures (including, but not limited to, return on assets, equity or sales);

(d)	Cash flow return on investments which equals net cash flows divided by owners equity;

(e)	Earnings before or after taxes, depreciation and/or amortization;

(f)	Gross revenues;

(g)	Operating income (before or after taxes);

(h)	Total shareholder returns;

(i)	Corporate performance indicators (indices based on the level of certain services provided to customers);

(j)	Cash generation, profit and/or revenue targets;

(k)	Growth measures, including revenue growth, as compared with a peer group or other benchmark;

(l)	Share price (including, but not limited to, growth measures and total shareholder return); and/or

(m)	Pre-tax profits.

14.2           DISCRETION IN FORMULATION OF PERFORMANCE GOALS. The Board shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Incentive Awards which are to qualify for the Performance-Based Exception may not be adjusted upward (although the Committee shall retain the discretion to adjust such Incentive Awards downward).

14.3           PERFORMANCE PERIODS. The Board shall have the discretion to determine the period during which any performance goal must be attained with respect to an Incentive Award. Such period may be of any length, and must be established prior to the start of such period or within the first ninety (90) days of such period (provided that the performance criteria is not in any event set after 25% or more of such period has elapsed).

14.4           MODIFICATIONS TO PERFORMANCE GOAL BUSINESS CRITERIA. In the event that the applicable tax and/or securities laws change to permit Board discretion to alter the governing performance measures noted above without obtaining shareholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Board determines that it is advisable to grant Incentive Awards that shall not qualify for the Performance-Based Exception, the Board may make such grants without satisfying the requirements of Code Section 162(m); otherwise, a Committee composed exclusively of two (2) of more Outside Directors must make such grants.

ANNUAL MEETING OF STOCKHOLDERS OF

Education Realty Trust

May 20, 2009

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
COMPANY NUMBER
ACCOUNT NUMBER
Vote online/phone until 11:59 PM Central Time, on May 19, 2009.

MAIL - Sign, date and mail your proxy card in the envelope
provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at www.edrtrust.com
Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors: ☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES Paul O. Bower Monte J. Barrow William J. Cahill, III John L. Ford Wendell W. Weakley	2. Ratification of appointment of Deloitte & Touche LLP as EDR’s independent auditors for the fiscal year ending December 31, 2009.	FOR AGAINST ABSTAIN ☐ ☐ ☐
		3. Reapprove the performance goals under the Education Realty Trust, Inc. 2004 Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code.	☐ ☐ ☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:	Meeting Attendance Mark the box to the right if you plan ☐ to attend the Annual Meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date	Signature of Stockholder	Date
Note:
Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

Education Realty Trust

May 20, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of meeting, proxy statement and proxy card
are available at www.edrtrust.com

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors: ☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES Paul O. Bower Monte J. Barrow William J. Cahill, III John L. Ford Wendell W. Weakley	2. Ratification of appointment of Deloitte & Touche LLP as EDR’s independent auditors for the fiscal year ending December 31, 2009.	FOR AGAINST ABSTAIN ☐ ☐ ☐
		3. Reapprove the performance goals under the Education Realty Trust, Inc. 2004 Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code.	☐ ☐ ☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:	Meeting Attendance Mark the box to the right if you plan ☐ to attend the Annual Meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date	Signature of Stockholder	Date

Note:
Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

EDUCATION REALTY TRUST

530 Oak Court Drive, Suite 300
Memphis, Tennessee 38117

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Paul O. Bower and Randall H. Brown, or either of them, with full power of substitution, as proxy to represent and vote all shares of common stock, $01 par value per share, of Education Realty Trust, Inc. held of record by the undersigned as of the close of business on March 20, 2009, at the Annual Meeting of Stockholders to be held on May 20, 2009 or any adjournment or postponement thereof, as designated on the reverse side hereof and in their discretion as to other matters.

The shares represented by this Proxy will be voted as directed by the undersigned. If no direction is given when the duly executed Proxy is returned, such shares will be voted “FOR” all nominees in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3.

YOUR VOTE IS IMPORTANT
Please mark, sign and date this proxy card and return it promptly in the enclosed postage-paid envelope so your shares may be represented at the Meeting.

(Continued and to be signed on the reverse side)

COMMENTS: